UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22496

American Funds Global Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Hong T. Le

American Funds Global Balanced Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

,

ITEM 1 – Reports to Stockholders

American Funds Global Balanced FundSM Annual report for the year ended October 31, 2021

A balanced fund with
global scope

American Funds Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 5.75% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2021 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	16.39%	7.68%	8.29%
Class A shares (reflecting 5.75% maximum sales charge)	9.44	6.18	7.42

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.59% for Class F-2 shares and 0.83% for Class A shares as of the prospectus dated January 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of November 30, 2021, was 1.44% for Class F-2 shares and 1.12% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The fund’s 12-month distribution rate as of that date was 1.80% for Class F-2 shares and 1.48% for Class A shares. The Class A share values reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the U.S. may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Investment portfolio

23	Financial statements

50	Board of trustees and other officers

Fellow investors

Global stocks posted strong double-digit gains during American Funds Global Balanced Fund’s latest fiscal year. Pent-up consumer demand, the rollout of COVID-19 vaccines and large-scale stimulus from governments and central banks all helped support economic growth and the value of financial assets.

The U.S. equity market outpaced international markets despite a selloff in early September driven by inflation fears and a surge in COVID-19 cases caused by the highly contagious delta variant. European equities also rose as the economy recovered and the European Central Bank (ECB) kept monetary policy loose. Emerging markets stocks rose but trailed gains in advanced economies as China’s growth slowed. Global bond returns were slightly negative as inflation fears weighed on investor sentiment. The MSCI ACWI (All Country World Index), which measures global equity markets, returned 37.28%. The Bloomberg Global Aggregate Index, which measures investment-grade bonds (rated BBB–/Baa3 and above),1 fell 1.24%.

For the 12 months ended October 31, 2021, Class F-2 shares of American Funds Global Balanced Fund returned 21.45%. The fund outpaced its primary benchmark, the 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index, which returned 20.62%. Over its lifetime, the fund has returned an annualized 7.25%, outpacing the 60%/40% blend’s 6.86% lifetime return. The fund made dividend distributions during the past year totaling approximately 71 cents per share.

Results at a glance

Returns for periods ended October 31, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 2/1/11)

American Funds Global Balanced Fund (Class F-2 shares)[2]	21.45%	8.66%	7.94%	7.25%
American Funds Global Balanced Fund (Class A shares)	21.16	8.42	7.70	7.01
60%/40% MSCI ACWI/Bloomberg Global Aggregate Index[3,4,5]	20.62	9.94	7.58	6.86
MSCI ACWI (All Country World Index)[3]	37.28	14.72	11.32	9.73
Bloomberg Global Aggregate Index[4]	–1.24	2.52	1.70	2.17

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch, as an indication of an issuer’s creditworthiness.
[2]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	Source: MSCI. MSCI ACWI results reflect dividends net of withholding taxes. The index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 40 developed and emerging equity markets.
[4]	Source: Bloomberg Index Services Ltd.
[5]	The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI with the Bloomberg Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly. Effective January 1, 2021, the 60%/40% MSCI ACWI/ Bloomberg Global Aggregate Index became the fund’s primary benchmark.

American Funds Global Balanced Fund	1

Market review

U.S. stocks ended the fiscal year at record highs, powering past concerns about higher inflation, supply chain disruptions and labor shortages. Standard & Poor’s 500 Composite Index gained 43% for the year, buoyed by solid corporate earnings. Stock markets in other advanced economies also notched strong advances. Shares gained 33% in Germany and 44% in the U.K., while Japanese stocks rose 20%.

Energy stocks led the market higher as the price of oil more than doubled. Financial stocks also saw strong gains as investors looked ahead to higher interest rates, which make bank lending more profitable. Consumer discretionary and information technology shares benefited from robust consumer demand and the growth of digital commerce and remote working. While all sectors rose for the year, defensive areas such as consumer staples and utilities were relative laggards in a period of solid economic growth.

The U.S. economy continued its strong recovery. However, gross domestic product growth slowed to just 2% in the third quarter, by far the weakest level since the COVID-19 shock delivered a double-digit contraction in the second quarter of 2020. This recent weakness reflected a softening of consumer spending as the delta variant took hold, as well as the effects of supply chain disruptions. Nevertheless, with inflation surging, the Federal Reserve announced in early November that it would begin to reduce its $120 billion-per-month of asset purchases.

In Europe, the ECB conducted a massive bond buying program to ease borrowing costs across the eurozone but dialed it back in September amid an economic recovery and higher inflation. Still, the export-dependent economy is exposed to a slowdown in China, as well as global supply chain disruptions. In the U.K., nearly a year after Brexit negotiators reached an agreement on the trading relationship with the European Union, the economy remained vulnerable to trade frictions at the border and ongoing disputes over Northern Ireland, fishing rights and access to the continent for U.K. financial services.

In Asia, most equity markets rose as the region’s economies recovered. Japan’s recovery was weaker than most amid a slow rollout of COVID-19 vaccines and months-long states of emergency that limited economic activity. The postponed Summer Olympics in Tokyo took place without spectators. By year-end, new Prime Minister Fumio Kishida was preparing a fresh fiscal stimulus package.

Major currencies were mixed against the U.S. dollar. The Japanese yen was a laggard, losing more than 8%, while the euro slipped 0.7%. The British pound gained 6%, the Australian dollar advanced 7% and the Chinese renminbi rose 5%.

The global bond market lost ground as expectations for growth and inflation drove interest rates higher. The benchmark 10-year U.S. Treasury yield rose 68 basis points to 1.56%, driven by expectations that the Federal Reserve would raise policy rates to curb inflation. U.S. corporate bonds rallied as spreads narrowed sharply, with returns on high-yield bonds significantly outpacing investment-grade credit.

Portfolio review

The fund posted a strong absolute return over the full fiscal year and outpaced the unmanaged 60%/40% MSCI ACWI/ Bloomberg Global Aggregate Index blend. An increased allocation to equities helped drive positive results.

In the equity portion of the fund, the information technology sector was the largest contributor to relative results, helped by software and semiconductor stocks. Atlassian and ServiceNow were large gainers in software, where stock selection was the biggest driver of excess return. Among semiconductor companies, Broadcom, GlobalWafers and ASML were the largest contributors.

The energy sector was another strong area, owing to larger-than-index holdings in the sector along with positive stock selection. Portfolio holdings Canadian Natural Resources, Cenovus Energy, BP and EOG Resources all notched triple-digit gains during the fiscal year.

The financial sector was the largest detractor. The fund’s exposure to financials was close to that of the index, but stock selection weighed on relative results. B3, Ping An and Lufax were notable holdings that detracted, along with a lack of exposure to Bank of America and Wells Fargo.

2	American Funds Global Balanced Fund

The healthcare sector also detracted. Biotechnology and pharmaceutical stocks were the source of most of the negative impact led by Daiichi Sankyo, Gilead Sciences, Novartis and Amgen.

In fixed income, the fund benefited from underweight positions and issuer selection in bonds denominated in Japanese yen and euros. An overweight exposure to U.S. dollar denominated bonds contributed to relative returns. Fixed income detractors included an overweight exposure to bonds denominated in Danish Krone and an underweight to bonds denominated in British pound sterling.

American Funds Global Balanced Fund strives for the balanced accomplishment of three equally important objectives: long-term growth of capital, conservation of principal and current income. The fund remains tilted toward stocks with above average dividend yields and those we expect to be resilient during periods of market volatility. Our asset allocation remains well balanced, with 62% of assets in equities, 29% in bonds and 9% in cash and equivalents (includes short-term securities, accrued income and other assets less liabilities) as of October 31.

The road ahead

Over the coming year we expect the global macroeconomic environment to be broadly supportive. Central banks will remain oriented towards promoting economic growth and take a wait-and-see approach to inflation. Fiscal stimulus, though declining, will still be a tailwind.

However, many challenges remain. Global supply chain and labor market distortions are persisting, which will keep the threat of higher inflation at center stage. Geopolitical tensions remain a concern. The possibility of a new surge of COVID-19 cases cannot be dismissed.

In the year ahead, we’ll be keeping a close eye on China. The country is seeing a significant economic slowdown as authorities have curbed economic stimulus measures, increased scrutiny of large technology firms and taken steps to reduce speculation in the housing market. Given the size of China’s economy, further weakness stands to ripple across the global economy.

Brazil is also in focus as it faces significant fiscal and inflationary pressures, as well as political uncertainties with President Jair Bolsonaro under fire for his handling of the pandemic as an election looms in 2022.

In the UK — the fund’s second largest equity exposure by country after the U.S. — we expect to see further frictions in the trading relationship with the European Union, which may hurt economic activity and drive higher inflation. However, most of the fund’s UK holdings are in global multinationals with little exposure to the domestic economy.

Within fixed income, the fund is conservatively positioned as a ballast to elevated valuation levels across some asset classes. The fund remains underweight investment-grade corporate bonds with a preference for energy companies. The fund has less interest rate exposure in the U.S. and euro area than the benchmark and higher exposures in developed markets like New Zealand, where central banks are expected to raise interest rates substantially. The fund also maintains overweight interest rate positions in the local China bond market, which should continue to benefit from relatively higher real interest rates and a stable exchange rate. Within emerging markets, the fund is highly diversified with no strong regional bias.

Overall, we believe we are well positioned to pursue the fund’s objectives of long-term growth of capital, conservation of principal and current income. The fund maintains a stable asset allocation and it remains structured to help provide ballast in volatile markets.

We welcome new shareholders to the fund, and we thank you for your trust. We look forward to reporting to you again in six months.

Cordially,

L. Alfonso Barroso

President

December 9, 2021

For current information about the fund, visit capitalgroup.com.

American Funds Global Balanced Fund	3

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown (for the period February 1, 2011, to October 31, 2021, with distributions reinvested)

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Results reflect dividends net of withholding taxes.
[4]	Source: MSCI.
[5]	The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI with the Bloomberg Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[6]	Source: Bloomberg Index Services Ltd.
[7]	For the period February 1, 2011, commencement of operations, through October 31, 2011.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2021)

	1 year	5 years	10 years

Class F-2 shares	21.45%	8.66%	7.94%
Class A shares*	14.19	7.14	7.07

*	Assumes payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which results would have been lower.

4	American Funds Global Balanced Fund

Investment portfolio October 31, 2021

Investment mix by security type	Percent of net assets

Currency diversification	Percent of net assets

	Equity securities	Bonds, notes & other debt instruments	Forward currency contracts		Short-term securities & other assets less liabilities	Total
U.S. dollars	35.11%	13.60%	—%		8.89%	57.60%
Euros	8.02	4.34	—	*	—	12.36
Japanese yen	1.96	2.79	(.02)		—	4.73
British pounds	3.06	1.25	—	*	—	4.31
Indian rupees	2.81	.13	—	*	—	2.94
Canadian dollars	2.21	.69	—	*	—	2.90
Chinese yuan renminbi	.26	2.62	—	*	—	2.88
Swiss francs	2.48	—	—		—	2.48
Hong Kong dollars	1.36	—	—		—	1.36
Brazilian reais	1.08	.14	.02		—	1.24
Other currencies	3.23	3.81	—	*	.16	7.20
Total						100.00%

*	Amount less than 0.01%

Common stocks 61.33%	Shares	Value (000)
Financials 11.26%
JPMorgan Chase & Co.	1,759,290	$298,886
B3 SA-Brasil, Bolsa, Balcao	127,385,439	268,819
Tradeweb Markets, Inc., Class A	2,857,692	254,620
DNB Bank ASA[1]	9,525,723	226,988
ING Groep NV1	14,885,300	225,956
Zurich Insurance Group AG1	433,355	192,422
Toronto-Dominion Bank (CAD denominated)	2,373,100	172,268
PNC Financial Services Group, Inc.	754,850	159,296
Citigroup, Inc.	1,945,000	134,516
Kotak Mahindra Bank, Ltd.[1,2]	4,902,211	132,717
HDFC Bank, Ltd.[1]	5,479,265	116,249
Housing Development Finance Corp., Ltd.[1]	2,750,000	104,738
AIA Group, Ltd.[1]	6,985,800	78,945
DBS Group Holdings, Ltd.[1]	2,805,884	65,384
BNP Paribas SA1	819,600	54,982
Nasdaq, Inc.	253,000	53,097
Banco Santander, SA1	11,233,000	42,652
Münchener Rückversicherungs-Gesellschaft AG1	140,613	41,650
Bank Central Asia Tbk PT1	71,770,000	37,876

American Funds Global Balanced Fund	5

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Swedbank AB, Class A1	1,725,300	$37,466
Aegon NV1	7,106,000	36,102
Ping An Insurance (Group) Company of China, Ltd., Class H1	4,188,360	30,160
Ping An Insurance (Group) Company of China, Ltd., Class A1	691,969	5,341
CME Group, Inc., Class A	144,100	31,781
KBC Groep NV1	313,500	29,259
Tryg A/S1	1,138,582	26,996
Allfunds Group PLC[1,2]	1,083,800	21,910
Lufax Holding, Ltd. (ADR)[2]	2,853,800	18,008
Fairfax Financial Holdings, Ltd., subordinate voting shares	33,043	13,383
FinecoBank SpA[1,2]	640,000	12,236
		2,924,703

Information technology 9.65%
Microsoft Corp.	2,051,455	680,304
Broadcom, Inc.	1,167,620	620,789
Atlassian Corp. PLC, Class A2	618,540	283,372
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	8,422,200	178,236
Mastercard, Inc., Class A	467,300	156,788
Adobe, Inc.[2]	212,841	138,423
GlobalWafers Co., Ltd.[1]	4,500,000	123,861
ServiceNow, Inc.[2]	140,000	97,686
NXP Semiconductors NV	464,000	93,199
Accenture PLC, Class A	190,700	68,421
Cognizant Technology Solutions Corp., Class A	453,800	35,437
Micron Technology, Inc.	421,300	29,112
		2,505,628

Health care 7.77%
Abbott Laboratories	4,631,790	596,991
Gilead Sciences, Inc.	5,168,060	335,304
Novartis AG1	2,683,850	222,103
Daiichi Sankyo Company, Ltd.[1]	7,701,000	193,681
Thermo Fisher Scientific, Inc.	212,625	134,606
Merck KGaA[1]	520,334	122,862
UnitedHealth Group, Inc.	253,200	116,591
Amgen, Inc.	473,645	98,030
Stryker Corp.	257,070	68,399
Medtronic PLC	465,000	55,735
BioMarin Pharmaceutical, Inc.[2]	426,517	33,793
WuXi Biologics (Cayman), Inc.[1,2]	1,603,500	24,490
Humana, Inc.	36,000	16,674
		2,019,259

Communication services 7.53%
Alphabet, Inc., Class A2	125,484	371,548
Alphabet, Inc., Class C2	34,271	101,628
Netflix, Inc.[2]	672,490	464,227
Comcast Corp., Class A	6,092,140	313,319
SoftBank Corp.[1]	16,519,847	225,600
Meta Platforms, Inc., Class A2	349,375	113,047
Tencent Holdings, Ltd.[1]	1,328,133	82,459
BCE, Inc.	1,428,000	73,511
Bilibili, Inc., Class Z1,2	642,000	47,253
Universal Music Group NV1	1,617,865	46,971
Omnicom Group, Inc.	676,000	46,022
Electronic Arts, Inc.	251,600	35,287
Yandex NV, Class A2	234,900	19,459
Sea, Ltd., Class A (ADR)[2]	40,867	14,041
		1,954,372

Industrials 5.61%
Raytheon Technologies Corp.	3,845,300	341,693
Carrier Global Corp.	2,750,000	143,633
RELX PLC[1]	4,220,300	130,606
General Electric Co.	1,200,000	125,844
CSX Corp.	3,252,000	117,625
General Dynamics Corp.	538,400	109,161

6	American Funds Global Balanced Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
VINCI SA1	1,000,000	$107,020
Ryanair Holdings PLC (ADR)[2]	747,620	84,862
Ryanair Holdings PLC[1,2]	611,922	12,022
LIXIL Corp.[1]	3,426,700	88,148
BAE Systems PLC[1]	9,833,900	74,147
NIBE Industrier AB, Class B1	2,264,800	33,732
Safran SA1	208,000	27,968
Melrose Industries PLC[1]	9,400,660	20,244
Bureau Veritas SA1	492,000	15,643
Kone OYJ, Class B1	185,800	12,646
Rumo SA2	3,860,800	10,938
		1,455,932

Consumer staples 4.56%
Nestlé SA1	1,742,600	230,181
Philip Morris International, Inc.	2,291,243	216,614
Heineken NV1	1,624,600	180,227
ITC, Ltd.[1]	50,214,000	149,998
Imperial Brands PLC[1]	6,131,200	129,527
Pernod Ricard SA1	356,500	82,090
British American Tobacco PLC[1]	1,760,700	61,235
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	6,543,509	44,142
Altria Group, Inc.	921,500	40,647
Treasury Wine Estates, Ltd.[1]	2,530,300	21,974
Kweichow Moutai Co., Ltd., Class A1	60,709	17,376
Keurig Dr Pepper, Inc.	259,700	9,373
		1,183,384

Consumer discretionary 3.76%
General Motors Company[2]	5,952,700	324,005
LVMH Moët Hennessy-Louis Vuitton SE1	204,160	160,056
Ferrari NV (EUR denominated)[1]	317,335	75,287
Ferrari NV	253,100	60,028
MercadoLibre, Inc.[2]	72,300	107,078
Peloton Interactive, Inc., Class A2	850,000	77,724
Kering SA1	100,300	75,252
Airbnb, Inc., Class A2	156,000	26,623
Astra International Tbk PT1	58,281,140	24,825
Meituan, Class B1,2	510,800	17,819
Amazon.com, Inc.[2]	5,000	16,862
Aptiv PLC[2]	41,200	7,123
InterContinental Hotels Group PLC[1,2]	54,388	3,821
		976,503

Utilities 3.29%
DTE Energy Company	1,797,800	203,781
Power Grid Corporation of India, Ltd.[1]	53,333,333	131,615
E.ON SE1	10,009,000	126,890
Duke Energy Corp.	1,070,600	109,212
ENN Energy Holdings, Ltd.[1]	4,116,000	71,330
Dominion Energy, Inc.	916,900	69,620
Iberdrola SA, non-registered shares[1]	4,733,139	56,005
National Grid PLC[1]	4,035,397	51,621
Enel SpA[1]	4,088,600	34,248
		854,322

Materials 3.01%
Freeport-McMoRan, Inc.	5,065,400	191,067
Evonik Industries AG1	4,374,768	141,784
BHP Group PLC[1]	3,949,810	104,924
BASF SE1	1,250,000	90,009
Rio Tinto PLC[1]	1,297,433	80,841
Fortescue Metals Group, Ltd.[1]	6,349,200	66,326
Vale SA, ordinary nominative shares (ADR)	4,102,535	52,225
Air Liquide SA, non-registered shares[1]	189,500	31,676
Arkema SA1	162,300	22,215
		781,067

American Funds Global Balanced Fund	7

Common stocks (continued)	Shares		Value (000)
Energy 2.67%
Canadian Natural Resources, Ltd. (CAD denominated)		6,430,440	$273,304
Chevron Corp.		906,600	103,797
Neste OYJ[1]		1,725,843	96,361
BP PLC[1]		17,755,698	85,215
Royal Dutch Shell PLC, Class B1		2,272,595	52,114
TC Energy Corp. (CAD denominated)		768,647	41,581
Baker Hughes Co., Class A		1,324,600	33,221
DT Midstream, Inc.		196,300	9,415
			695,008

Real estate 2.22%
Crown Castle International Corp. REIT		934,200	168,436
Equinix, Inc. REIT		165,019	138,132
CTP NV1,2		4,678,986	99,758
Embassy Office Parks REIT[1]		20,000,000	93,517
Alexandria Real Estate Equities, Inc. REIT		294,000	60,017
Digital Realty Trust, Inc. REIT		104,668	16,518
			576,378

Total common stocks (cost: $10,944,847,000)			15,926,556

Preferred securities 0.14%
Financials 0.14%
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[2]		6,332,000	20,452
Fannie Mae, Series S, 8.25% noncumulative preferred shares[2]		4,501,000	15,664

Total preferred securities (cost: $40,537,000)			36,116

Convertible stocks 0.11%
Health care 0.11%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023		17,500	29,063

Total convertible stocks (cost: $23,290,000)			29,063

Bonds, notes & other debt instruments 29.37%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.62%
Abu Dhabi (Emirate of) 0.75% 2023[3]		$10,835	10,852
Agricultural Development Bank of China 3.75% 2029	CNY	1,030	165
Agricultural Development Bank of China 2.96% 2030		17,000	2,581
Australia (Commonwealth of), Series 152, 2.75% 2028	A$	51,960	41,485
Australia (Commonwealth of), Series 163, 1.00% 2031		45,470	30,842
Australia (Commonwealth of), Series 162, 1.75% 2051		20,850	12,445
Brazil (Federative Republic of) 6.00% 2024[4]	BRL	206,088	36,857
Canada 2.25% 2025	C$	43,145	36,027
Canada 0.25% 2026		42,050	32,281
Canada 2.25% 2029		112,735	95,271
Canada 2.75% 2048		9,900	9,228
Chile (Banco Central de) 4.70% 2030	CLP	2,610,000	2,923
Chile (Republic of) 4.50% 2026		255,000	299
Chile (Republic of) 5.00% 2028		1,535,000	1,781
China (People’s Republic of), Series INBK, 2.69% 2026	CNY	130,000	20,194
China (People’s Republic of), Series 1916, 3.12% 2026		329,350	52,151
China (People’s Republic of), Series INBK, 2.85% 2027		724,930	112,997
China (People’s Republic of), Series IMBK, 3.28% 2027		99,950	15,979
China (People’s Republic of), Series 1906, 3.29% 2029		40,320	6,442
China (People’s Republic of), Series 1910, 3.86% 2049		818,780	134,787
China (People’s Republic of), Series INBK, 3.39% 2050		12,000	1,825
China (People’s Republic of), Series INBK, 3.81% 2050		397,380	65,278
China Development Bank Corp., Series 2008, 2.89% 2025		228,850	35,593
China Development Bank Corp., Series 1909, 3.50% 2026		28,330	4,492
China Development Bank Corp., Series 1904, 3.68% 2026		53,480	8,535
China Development Bank Corp., Series 2009, 3.39% 2027		181,600	28,612
China Development Bank Corp., Series 2004, 3.43% 2027		210,850	33,303
China Development Bank Corp., Series 1805, 4.04% 2028		556,460	90,750
China Development Bank Corp., Series 1805, 4.88% 2028		139,860	23,825

8	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
China Development Bank Corp., Series 2005, 3.07% 2030	CNY	282,660	$43,256
Colombia (Republic of), Series B, 5.75% 2027	COP	106,018,500	25,862
Colombia (Republic of), Series B, 7.00% 2031		46,498,500	11,507
Colombia (Republic of), Series B, 7.25% 2034		3,151,000	775
Colombia (Republic of), Series B, 7.25% 2050		57,462,000	13,074
Costa Rica (Republic of) 6.125% 2031[3]		$2,080	2,137
Czech Republic 0% 2024	CZK	624,470	25,910
Czech Republic 1.25% 2025		646,310	27,700
European Financial Stability Facility 0.40% 2025		€14,600	17,232
European Investment Bank 2.25% 2022		$8,787	8,859
European Union 0% 2028		€10,920	12,675
Export-Import Bank of India 0.59% 2022		¥1,100,000	9,643
French Republic O.A.T. 0% 2030		€89,520	101,803
French Republic O.A.T. 3.25% 2045		6,700	12,085
French Republic O.A.T. 0.75% 2052		800	902
Germany (Federal Republic of) 0% 2030		51,750	60,717
Germany (Federal Republic of) 0% 2030		6,670	7,840
Germany (Federal Republic of) 0% 2031		162,845	190,011
Germany (Federal Republic of) 0% 2036		9,645	11,104
Germany (Federal Republic of) 0% 2050		16,005	17,865
Germany (Federal Republic of) 0% 2052		51,780	57,214
Greece (Hellenic Republic of) 3.45% 2024		27,500	34,393
Greece (Hellenic Republic of) 3.375% 2025		19,678	25,087
Greece (Hellenic Republic of) 2.00% 2027		7,510	9,326
Greece (Hellenic Republic of) 0.75% 2031		600	658
Greece (Hellenic Republic of) 1.875% 2052		405	460
Hungary (Republic of) 2.125% 2031[3]		$27,265	26,666
Hungary (Republic of) 3.125% 2051[3]		6,865	6,702
India (Republic of) 5.15% 2025	INR	2,047,840	27,069
Indonesia (Republic of) 0.54% 2022		¥300,000	2,638
Indonesia (Republic of) 0.89% 2022		100,000	881
Indonesia (Republic of), Series 78, 8.25% 2029	IDR	162,796,000	12,933
Indonesia (Republic of), Series 82, 7.00% 2030		64,503,000	4,799
Indonesia (Republic of), Series 87, 6.50% 2031		71,633,000	5,183
Indonesia (Republic of), Series 68, 8.375% 2034		62,682,000	5,006
Israel (State of) 2.50% 2030		$11,080	11,504
Israel (State of) 3.375% 2050		2,970	3,148
Israel (State of) 3.875% 2050		550	631
Italy (Republic of) 1.85% 2025		€27,110	33,191
Italy (Republic of) 0.95% 2027		15,626	18,403
Italy (Republic of) 0.25% 2028		55,670	62,521
Italy (Republic of) 1.35% 2030		15,565	18,538
Italy (Republic of) 1.65% 2030		1,400	1,700
Italy (Republic of) 1.45% 2036		7,100	8,212
Japan, Series 20, 0.10% 2025[4]		¥668,100	5,991
Japan, Series 21, 0.10% 2026[4]		1,324,882	11,958
Japan, Series 346, 0.10% 2027		7,838,300	69,428
Japan, Series 23, 0.10% 2028[4]		9,444,013	85,644
Japan, Series 24, 0.10% 2029[4]		7,835,981	71,199
Japan, Series 359, 0.10% 2030		902,150	7,969
Japan, Series 363, 0.10% 2031		3,554,800	31,248
Japan, Series 145, 1.70% 2033		6,000,000	61,948
Japan, Series 152, 1.20% 2035		20,116,600	198,900
Japan, Series 21, 2.30% 2035		1,360,000	15,300
Japan, Series 36, 2.00% 2042		200,000	2,271
Japan, Series 42, 1.70% 2044		928,200	10,164
Japan, Series 37, 0.60% 2050		3,829,850	33,011
Japan, Series 70, 0.70% 2051		5,329,400	47,134
Malaysia (Federation of), Series 0417, 3.899% 2027	MYR	67,095	16,648
Malaysia (Federation of), Series 0219, 3.885% 2029		65,850	16,222
Malaysia (Federation of), Series 0318, 4.642% 2033		51,530	13,136
Malaysia (Federation of), Series 0418, 4.893% 2038		118,921	31,024
Malaysia (Federation of), Series 0219, 4.467% 2039		39,600	9,641
Malaysia (Federation of), Series 0519, 3.757% 2040		83,863	19,078
Malaysia (Federation of), Series 0216, 4.736% 2046		23,569	5,862
Malaysia (Federation of), Series 0417, 4.895% 2047		3,623	936
Malaysia (Federation of), Series 0518, 4.921% 2048		59,414	15,256

American Funds Global Balanced Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Malaysia (Federation of), Series 0519, 4.638% 2049	MYR	54,306	$13,443
Malaysia (Federation of), Series 0120, 4.065% 2050		44,969	10,312
Morocco (Kingdom of) 1.50% 2031		€12,830	13,642
National Highways Authority of India 7.17% 2021	INR	480,000	6,442
National Highways Authority of India 7.27% 2022		100,000	1,359
Norway (Kingdom of) 1.75% 2025	NKr	271,605	32,425
Panama (Republic of) 3.75% 2026[3]		$1,000	1,064
Panama (Republic of) 4.50% 2056		650	716
PETRONAS Capital, Ltd. 4.55% 2050[3]		1,070	1,329
Philippines (Republic of) 0.001% 2024		¥2,600,000	22,662
Philippines (Republic of) 0.25% 2025		€3,750	4,322
Philippines (Republic of) 0.70% 2029		2,970	3,398
Poland (Republic of), Series 0725, 3.25% 2025	PLN	150,390	39,114
Poland (Republic of), Series 1029, 2.75% 2029		16,670	4,215
Portuguese Republic 0.475% 2030		€5,610	6,543
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[3]		$1,170	1,173
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[3]		1,580	1,808
Qatar (State of) 5.103% 2048[3]		1,595	2,121
Romania 1.75% 2030		€14,620	16,204
Romania 3.624% 2030		29,708	37,936
Romania 2.00% 2032		3,500	3,869
Romania 2.00% 2033		11,910	12,908
Romania 3.50% 2034		15	19
Romania 3.375% 2038		2,695	3,179
Russian Federation 7.00% 2023	RUB	1,644,070	22,721
Russian Federation 2.875% 2025		€12,200	15,434
Russian Federation 7.15% 2025	RUB	136,200	1,851
Russian Federation 4.25% 2027		$4,200	4,660
Russian Federation 4.375% 2029		13,400	15,124
Russian Federation 4.375% 2029[3]		5,000	5,643
Russian Federation 6.90% 2029	RUB	1,241,325	16,361
Russian Federation 7.65% 2030		3,987,800	54,946
Russian Federation 5.90% 2031		366,860	4,455
Russian Federation 6.90% 2031		1,226,840	16,000
Russian Federation 8.50% 2031		151,920	2,212
Russian Federation 7.70% 2033		854,120	11,757
Russian Federation 7.25% 2034		224,860	2,991
Russian Federation 5.10% 2035[3]		$3,200	3,836
Saskatchewan (Province of) 3.05% 2028	C$	8,000	6,874
Serbia (Republic of) 3.125% 2027		€43,940	55,197
Serbia (Republic of) 1.50% 2029		8,959	10,168
Serbia (Republic of) 2.05% 2036		12,005	12,935
South Korea (Republic of), Series 2209, 2.00% 2022	KRW	4,998,900	4,298
South Korea (Republic of), Series 2503, 1.50% 2025		3,342,160	2,789
South Korea (Republic of), Series 2712, 2.375% 2027		26,409,910	22,389
Spain (Kingdom of) 0.80% 2027		€6,230	7,492
Spain (Kingdom of) 1.45% 2029		5,780	7,253
Spain (Kingdom of) 1.25% 2030		17,312	21,371
Spain (Kingdom of) 0.50% 2031		22,775	26,035
Spain (Kingdom of) 2.70% 2048		2,690	4,165
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022		$2,878	2,705
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023		6,416	4,429
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023[3]		214	148
Tunisia (Republic of) 6.75% 2023		€4,519	4,460
Tunisia (Republic of) 6.375% 2026		8,100	7,498
Turkey (Republic of) 6.35% 2024		$8,700	8,970
Ukraine 17.25% 2022	UAH	207,326	8,070
Ukraine 15.84% 2025		13,500	561
Ukraine 6.75% 2026		€8,669	10,806
Ukraine 4.375% 2030		10,270	11,086
United Kingdom 2.75% 2024		£5,310	7,689
United Kingdom 0.125% 2026		16,375	21,826
United Kingdom 1.25% 2027		9,740	13,656
United Kingdom 4.25% 2027		18,480	30,406
United Kingdom 0.375% 2030		23,575	30,554
United Kingdom 4.75% 2030		24,210	43,979
United Kingdom 0.25% 2031		23,835	30,220

10	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
United Kingdom 4.25% 2032		£18,335	$33,073
United Kingdom 0.875% 2033		44,535	59,568
United Kingdom 0.625% 2035		9,386	11,958
United Kingdom 3.25% 2044		3,650	7,024
United Kingdom 3.50% 2045		2,850	5,753
United Kingdom 1.50% 2047		4,450	6,556
United Kingdom 0.625% 2050		5,235	6,273
United Kingdom 1.25% 2051		5,907	8,302
United Mexican States 0.62% 2022		¥100,000	879
United Mexican States 2.659% 2031		$308	298
United Mexican States, Series M20, 10.00% 2024	MXN	397,100	20,839
United Mexican States, Series M, 5.75% 2026		971,600	44,600
United Mexican States, Series M, 7.50% 2027		487,307	23,787
United Mexican States, Series M20, 8.50% 2029		176,000	9,067
United Mexican States, Series M, 7.75% 2031		327,758	16,180

Total bonds & notes of governments & government agencies outside the U.S.			3,795,968

U.S. Treasury bonds & notes 8.39%
U.S. Treasury 7.90%
U.S. Treasury 0.125% 2022		$3,100	3,099
U.S. Treasury 1.75% 2022		17,395	17,587
U.S. Treasury 1.875% 2022[5]		109,130	110,859
U.S. Treasury 0.125% 2023		2,270	2,267
U.S. Treasury 2.50% 2023		73,869	76,158
U.S. Treasury 2.75% 2023		89,023	92,236
U.S. Treasury 0.375% 2024		64,250	63,691
U.S. Treasury 1.50% 2024		86,350	88,278
U.S. Treasury 1.50% 2024		36,096	36,905
U.S. Treasury 2.125% 2024		17,475	18,181
U.S. Treasury 0.25% 2025		100,193	97,437
U.S. Treasury 0.25% 2025		97,838	94,896
U.S. Treasury 0.25% 2025		23,245	22,694
U.S. Treasury 2.75% 2025		47,790	50,917
U.S. Treasury 2.875% 2025[5]		80,451	86,162
U.S. Treasury 2.875% 2025		19,900	21,377
U.S. Treasury 0.625% 2026		38,600	37,665
U.S. Treasury 0.75% 2026		150,526	148,244
U.S. Treasury 0.75% 2026		2,092	2,052
U.S. Treasury 0.875% 2026		114,500	112,946
U.S. Treasury 0.875% 2026		70,876	70,026
U.S. Treasury 2.125% 2026		7,420	7,756
U.S. Treasury 0.50% 2027		14,280	13,621
U.S. Treasury 2.25% 2027[5]		32,482	34,208
U.S. Treasury 2.25% 2027		18,600	19,572
U.S. Treasury 2.75% 2028		26,500	28,705
U.S. Treasury 0.625% 2030[5]		107,320	99,847
U.S. Treasury 0.625% 2030		22,050	20,462
U.S. Treasury 0.875% 2030		71,240	67,424
U.S. Treasury 1.125% 2031		2,310	2,232
U.S. Treasury 1.25% 2031[5]		137,691	133,854
U.S. Treasury 1.125% 2040		56,260	48,752
U.S. Treasury 1.75% 2041		4,009	3,860
U.S. Treasury 1.875% 2041[5]		59,615	58,613
U.S. Treasury 2.25% 2041		31,225	32,613
U.S. Treasury 1.25% 2050		12,230	10,343
U.S. Treasury 1.625% 2050[5]		55,967	51,896
U.S. Treasury 2.00% 2050		13,220	13,371
U.S. Treasury 2.00% 2051[5]		114,405	116,082
U.S. Treasury 2.375% 2051		30,556	33,563
			2,050,451

American Funds Global Balanced Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 0.49%
U.S. Treasury Inflation-Protected Security 0.125% 2022[4]	$716	$730
U.S. Treasury Inflation-Protected Security 0.125% 2022[4]	587	604
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	47,555	51,043
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	31,883	34,295
U.S. Treasury Inflation-Protected Security 0.375% 2027[4]	21,086	23,605
U.S. Treasury Inflation-Protected Security 0.125% 2051[4]	16,118	18,389
		128,666

Total U.S. Treasury bonds & notes		2,179,117

Corporate bonds, notes & loans 4.85%
Financials 1.42%
ACE INA Holdings, Inc. 2.875% 2022	645	658
ACE INA Holdings, Inc. 3.35% 2026	645	698
ACE INA Holdings, Inc. 4.35% 2045	665	851
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[6]	€9,000	11,273
Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[6]	$3,710	3,777
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[6]	2,100	2,179
Bank of America Corp. 0.976% 2025 (USD-SOFR + 0.69% on 4/22/2024)[6]	12,375	12,325
Bank of America Corp. 1.319% 2026 (USD-SOFR + 1.15% on 6/19/2025)[6]	9,500	9,430
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[6]	10,330	10,267
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[6]	3,402	3,640
Bank of America Corp. 2.496% 2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[6]	5,200	5,225
Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[6]	1,690	1,655
Bank of America Corp. 4.083% 2051 (3-month USD-LIBOR + 3.15% on 3/20/2050)[6]	5,600	6,772
Bank of China/Tokyo 0.42% 2021	¥300,000	2,632
China Construction Bank Corp. (Hong Kong Branch) 1.00% 2023	$6,000	6,009
Citigroup, Inc. 0.981% 2025 (USD-SOFR + 0.669% on 5/1/2024)[6]	6,812	6,784
Citigroup, Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[6]	14,050	14,804
Citigroup, Inc. 1.462% 2027 (USD-SOFR + 0.67% on 6/9/2026)[6]	19,550	19,265
Citigroup, Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[6]	1,535	1,603
Commonwealth Bank of Australia 2.688% 2031[3]	14,075	13,939
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[3,6]	600	664
Danske Bank AS 3.875% 2023[3]	5,300	5,576
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[6]	225	226
Goldman Sachs Group, Inc. 2.80% 2022[3]	¥180,000	1,589
Goldman Sachs Group, Inc. 3.20% 2023	$4,000	4,122
Goldman Sachs Group, Inc. 3.50% 2025	5,126	5,475
Goldman Sachs Group, Inc. 2.60% 2030	640	652
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[6]	8,411	8,452
Goldman Sachs Group, Inc. 1.00% 2033[3]	€13,530	15,342
Groupe BPCE SA 0.64% 2022	¥1,500,000	13,175
Groupe BPCE SA 5.70% 2023[3]	$7,625	8,295
Groupe BPCE SA 1.00% 2025	€6,800	8,064
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[6]	$4,670	4,784
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[6]	9,368	10,209
HSBC Holdings PLC 2.206% 2029 (USD-SOFR + 1.285% on 8/17/2028)[6]	680	667
HSBC Holdings PLC 4.95% 2030	1,200	1,414
HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[6]	700	687
Intesa Sanpaolo SpA 1.36% 2022	¥500,000	4,404
Intesa Sanpaolo SpA 5.017% 2024[3]	$10,165	10,903
JPMorgan Chase & Co. 3.25% 2022	1,850	1,898
JPMorgan Chase & Co. 2.70% 2023	4,225	4,350
JPMorgan Chase & Co. 1.045% 2026 (USD-SOFR + 0.80% on 11/19/2025)[6]	850	830
JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[6]	12,058	11,947
JPMorgan Chase & Co. 4.493% 2031 (USD-SOFR + 3.79% on 3/24/2030)[6]	11,445	13,282
Kasikornbank PC HK 3.343% 2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[6]	1,230	1,232
Lloyds Banking Group PLC 7.625% 2025	£1,225	2,015
Lloyds Banking Group PLC 1.627% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[6]	$800	791
Mitsubishi UFJ Financial Group, Inc. 2.623% 2022	3,000	3,047
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[6]	9,110	8,845
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[6]	8,173	8,099
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[6]	2,586	2,645
Morgan Stanley 1.928% 2032 (USD-SOFR + 1.02% on 4/28/2031)[6]	925	882
National Australia Bank, Ltd. 2.99% 2031[3]	420	422

12	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
New York Life Global Funding 1.20% 2030[3]		$6,520	$6,094
New York Life Insurance Company 3.75% 2050[3]		1,261	1,448
Oversea-Chinese Banking Corp., Ltd. 1.832% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.58% on 9/10/2025)[3,6]		3,529	3,508
PNC Financial Services Group, Inc. 2.854% 2022[6]		2,000	2,049
Rabobank Nederland 4.625% 2023		3,750	4,031
Royal Bank of Canada 1.20% 2026		11,075	10,922
Santander Consumer Finance SA 0.325% 2022		¥100,000	875
Santander Holdings USA, Inc. 3.244% 2026		$7,400	7,798
Skandinaviska Enskilda Banken AB 2.80% 2022		5,000	5,044
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[3,6]		2,600	2,952
Toronto-Dominion Bank 1.25% 2026		452	444
Wells Fargo & Company 2.393% 2028 (USD-SOFR + 2.10% on 6/2/2027)[6]		14,700	14,947
Westpac Banking Corp. 2.894% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[6]		10,400	10,691
			369,574

Energy 0.67%
Baker Hughes, a GE Co. 4.486% 2030		1,258	1,453
Canadian Natural Resources, Ltd. 2.95% 2030		9,926	10,238
Canadian Natural Resources, Ltd. 4.95% 2047		50	64
Cenovus Energy, Inc. 5.40% 2047		900	1,127
Chevron Corp. 2.498% 2022		9,180	9,233
ConocoPhillips 4.85% 2048[3]		880	1,177
Enbridge Energy Partners LP 7.375% 2045		5,035	8,106
Enbridge, Inc. 2.50% 2025		2,800	2,898
Enbridge, Inc. 4.25% 2026		2,685	2,986
Enbridge, Inc. 3.70% 2027		2,083	2,275
Enbridge, Inc. 3.40% 2051		2,365	2,437
Energy Transfer Operating LP 5.00% 2050		10,926	12,810
Energy Transfer Partners LP 6.25% 2049		2,820	3,751
Kinder Morgan, Inc. 4.30% 2025		10,300	11,262
MPLX LP 2.65% 2030		3,002	2,990
MPLX LP 5.50% 2049		13,475	17,413
ONEOK, Inc. 2.20% 2025		535	545
ONEOK, Inc. 3.10% 2030		5,235	5,402
ONEOK, Inc. 4.45% 2049		280	317
Petróleos Mexicanos 7.19% 2024	MXN	168,503	7,826
Petróleos Mexicanos 6.875% 2025[3]		$210	230
Petróleos Mexicanos 7.47% 2026	MXN	1,330	58
Petróleos Mexicanos 6.35% 2048		$1,482	1,267
Petróleos Mexicanos 6.95% 2060		414	368
Plains All American Pipeline LP 3.80% 2030		1,081	1,143
PTT Exploration and Production PCL 2.587% 2027[3]		740	758
Qatar Petroleum 1.375% 2026[3]		680	672
Qatar Petroleum 3.125% 2041[3]		17,375	17,574
SA Global Sukuk, Ltd. 0.946% 2024[3]		1,500	1,485
SA Global Sukuk, Ltd. 1.602% 2026[3]		880	870
SA Global Sukuk, Ltd. 2.694% 2031[3]		8,840	8,870
Saudi Arabian Oil Co. 1.625% 2025[3]		200	199
Shell International Finance BV 3.50% 2023		3,505	3,705
Shell International Finance BV 2.375% 2029		2,060	2,116
TransCanada Corp. 5.875% 2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[6]		18,000	19,890
TransCanada PipeLines, Ltd. 4.10% 2030		3,360	3,765
Williams Companies, Inc. 3.50% 2030		3,219	3,460
Williams Partners LP 4.30% 2024		2,000	2,141
Williams Partners LP 3.90% 2025		945	1,016
			173,897

Communication services 0.63%
AT&T, Inc. 2.30% 2027		1,000	1,023
AT&T, Inc. 2.75% 2031		12,327	12,547
AT&T, Inc. 2.05% 2032		€3,440	4,342
AT&T, Inc. 2.55% 2033		$9,200	8,942
AT&T, Inc. 3.30% 2052		50	49
AT&T, Inc. 3.50% 2053		450	458

American Funds Global Balanced Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
AT&T, Inc. 3.55% 2055	$200	$203
Baidu, Inc. 3.425% 2030	1,220	1,279
Comcast Corp. 3.95% 2025	7,695	8,459
Comcast Corp. 0% 2026	€4,905	5,597
Comcast Corp. 0.25% 2027	3,570	4,100
Comcast Corp. 0.25% 2029	5,465	6,157
Deutsche Telekom International Finance BV 2.82% 2022[3]	$2,625	2,633
Deutsche Telekom International Finance BV 4.375% 2028[3]	6,025	6,897
Deutsche Telekom International Finance BV 9.25% 2032	1,510	2,413
Discovery Communications, Inc. 3.625% 2030	1,467	1,579
France Télécom 5.375% 2050	£2,000	4,513
KT Corp. 0.22% 2022	¥1,500,000	13,161
Sprint Corp. 11.50% 2021	$925	929
Tencent Holdings, Ltd. 2.39% 2030[3]	13,730	13,404
Tencent Holdings, Ltd. 3.24% 2050[3]	6,050	5,880
Tencent Music Entertainment Group 2.00% 2030	2,055	1,920
T-Mobile US, Inc. 1.50% 2026	3,900	3,876
T-Mobile US, Inc. 2.05% 2028	2,500	2,480
T-Mobile US, Inc. 2.55% 2031	3,900	3,873
T-Mobile US, Inc. 3.30% 2051	600	590
Verizon Communications, Inc. 0.375% 2029	€9,780	11,084
Verizon Communications, Inc. 1.68% 2030	$298	282
Verizon Communications, Inc. 3.15% 2030	2,050	2,173
Verizon Communications, Inc. 2.55% 2031	19,350	19,515
Verizon Communications, Inc. 0.75% 2032	€4,480	5,054
Walt Disney Company 2.65% 2031	$7,420	7,717
		163,129

Utilities 0.58%
American Electric Power Company, Inc. 1.00% 2025	100	98
Berkshire Hathaway Energy Company 3.50% 2025	4,200	4,478
Berkshire Hathaway Energy Company 3.70% 2030	2,125	2,376
Berkshire Hathaway Energy Company 1.65% 2031	6,375	6,063
Berkshire Hathaway Energy Company 2.85% 2051	1,142	1,121
CMS Energy Corp. 3.60% 2025	2,000	2,146
CMS Energy Corp. 3.00% 2026	1,960	2,073
CMS Energy Corp. 3.45% 2027	890	964
Dominion Energy, Inc. 2.25% 2031	250	247
Duke Energy Carolinas, LLC 3.05% 2023	4,535	4,683
Duke Energy Corp. 3.75% 2024	3,950	4,188
Duke Energy Progress, Inc. 2.00% 2031	850	834
Duke Energy Progress, LLC 3.70% 2028	2,400	2,669
Edison International 5.75% 2027	833	956
Edison International 4.125% 2028	4,942	5,295
Enel Finance International SA 3.625% 2027[3]	6,375	6,961
Enel Finance International SA 3.50% 2028[3]	3,800	4,124
Enersis Américas SA 4.00% 2026	1,215	1,298
ENN Energy Holdings, Ltd. 2.625% 2030[3]	8,481	8,366
Entergy Texas, Inc. 1.75% 2031	175	165
Eversource Energy 1.40% 2026	425	420
Exelon Corp. 3.40% 2026	4,390	4,707
Exelon Corp., junior subordinated, 3.497% 2022[6]	1,350	1,369
FirstEnergy Transmission LLC 2.866% 2028[3]	225	232
Grupo Energia Bogota SA ESP 4.875% 2030[3]	2,090	2,310
Interstate Power and Light Co. 2.30% 2030	2,650	2,659
NextEra Energy Capital Holdings, Inc. 2.25% 2030	13,786	13,781
Niagara Mohawk Power Corp. 3.508% 2024[3]	2,380	2,521
Pacific Gas and Electric Co. 2.95% 2026	1,035	1,059
Pacific Gas and Electric Co. 2.10% 2027	5,108	4,959
Pacific Gas and Electric Co. 3.30% 2027	1,775	1,825
Pacific Gas and Electric Co. 4.65% 2028	1,049	1,146
Pacific Gas and Electric Co. 4.55% 2030	2,157	2,352
Pacific Gas and Electric Co. 2.50% 2031	19,558	18,697
Pacific Gas and Electric Co. 3.25% 2031	3,600	3,614
Pacific Gas and Electric Co. 3.30% 2040	11,495	10,864
Pacific Gas and Electric Co. 3.50% 2050	7,757	7,384
PT Perusahaan Listrik Negara 0.43% 2022	¥100,000	875

14	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Public Service Company of Colorado 1.875% 2031	$500	$489
Public Service Electric and Gas Co. 2.05% 2050	1,595	1,393
San Diego Gas & Electric Co. 1.70% 2030	325	311
San Diego Gas & Electric Co. 2.95% 2051	400	407
Southern California Edison Co. 2.85% 2029	525	542
Southern California Edison Co. 2.25% 2030	500	493
State Grid Europe Development PLC 1.50% 2022	€250	290
State Grid Overseas Investment, Ltd. 1.25% 2022	1,000	1,165
Xcel Energy, Inc. 3.35% 2026	$4,502	4,827
		149,796

Consumer discretionary 0.37%
Amazon.com, Inc. 2.80% 2024	7,345	7,717
Amazon.com, Inc. 2.50% 2050	4,685	4,495
American Honda Finance Corp. 0.75% 2026	£510	672
Bayerische Motoren Werke AG 3.90% 2025[3]	$2,780	3,016
Bayerische Motoren Werke AG 1.25% 2026[3]	325	322
Bayerische Motoren Werke AG 4.15% 2030[3]	2,780	3,193
General Motors Company 5.40% 2023	7,130	7,718
General Motors Financial Co. 1.05% 2024	225	224
General Motors Financial Co. 2.40% 2028	10,250	10,213
Hyundai Capital America 0.875% 2024[3]	6,740	6,667
Hyundai Capital America 1.50% 2026[3]	5,310	5,199
Hyundai Capital America 1.65% 2026[3]	275	270
Hyundai Capital America 2.375% 2027[3]	4,619	4,640
Hyundai Capital America 2.00% 2028[3]	3,275	3,193
Lowe’s Companies, Inc. 3.00% 2050	400	401
NIKE, Inc. 3.375% 2050	1,875	2,151
Royal Caribbean Cruises, Ltd. 11.50% 2025[3]	8,891	10,130
Stellantis Finance US, Inc. 1.711% 2027[3]	3,350	3,299
Stellantis Finance US, Inc. 2.691% 2031[3]	925	912
Toyota Motor Credit Corp. 0.80% 2025	932	914
Toyota Motor Credit Corp. 3.375% 2030	1,239	1,370
Volkswagen Group of America Finance, LLC 3.125% 2023[3]	7,666	7,932
Volkswagen Group of America Finance, LLC 4.25% 2023[3]	6,300	6,723
Volkswagen Group of America Finance, LLC 4.625% 2025[3]	3,270	3,641
		95,012

Health care 0.32%
Abbott Laboratories 3.75% 2026	1,133	1,255
AbbVie Inc. 3.80% 2025	5,000	5,390
AbbVie, Inc. 3.20% 2026	3,000	3,199
Amgen Inc. 1.90% 2025	1,644	1,681
Amgen, Inc. 2.20% 2027	1,261	1,287
AstraZeneca Finance LLC 1.75% 2028	3,637	3,624
AstraZeneca Finance LLC 2.25% 2031	283	287
AstraZeneca PLC 2.375% 2022	1,500	1,516
AstraZeneca PLC 3.50% 2023	4,500	4,721
AstraZeneca PLC 3.00% 2051	2,321	2,459
Bayer US Finance II LLC 3.875% 2023[3]	2,582	2,727
Bayer US Finance II LLC 4.25% 2025[3]	419	460
Becton, Dickinson and Company 3.734% 2024	322	345
Becton, Dickinson and Company 3.70% 2027	1,888	2,063
Becton, Dickinson and Company 2.823% 2030	1,089	1,134
Cigna Corp. 4.125% 2025	3,250	3,576
Cigna Corp. 2.40% 2030	50	51
Cigna Corp. 2.375% 2031	387	388
CVS Health Corp. 3.70% 2023	157	163
EMD Finance LLC 3.25% 2025[3]	9,675	10,258
Medtronic, Inc. 3.50% 2025	2,491	2,686
Pfizer, Inc. 2.80% 2022	4,236	4,275
Regeneron Pharmaceuticals, Inc. 1.75% 2030	3,502	3,313
Shire PLC 2.875% 2023	2,486	2,577
Shire PLC 3.20% 2026	905	964
Stryker Corp. 0.25% 2024	€1,200	1,394
Stryker Corp. 0.75% 2029	2,440	2,848
Stryker Corp. 1.00% 2031	1,130	1,324

American Funds Global Balanced Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Takeda Pharmaceutical Company, Ltd. 0.75% 2027	€1,984	$2,336
Teva Pharmaceutical Finance Co. BV 3.15% 2026	$12,620	11,910
Thermo Fisher Scientific, Inc. 4.133% 2025	3,248	3,546
		83,757

Consumer staples 0.27%
Altria Group, Inc. 1.00% 2023	€2,100	2,457
Altria Group, Inc. 1.70% 2025	12,300	14,803
Altria Group, Inc. 2.20% 2027	6,300	7,755
Anheuser-Busch InBev NV 4.00% 2028	$2,800	3,150
Anheuser-Busch InBev NV 4.75% 2029	8,970	10,536
Anheuser-Busch InBev NV 4.50% 2050	845	1,048
British American Tobacco PLC 3.215% 2026	2,181	2,301
British American Tobacco PLC 3.557% 2027	2,610	2,765
British American Tobacco PLC 4.70% 2027	4,193	4,670
British American Tobacco PLC 3.462% 2029	2,625	2,750
Conagra Brands, Inc. 4.30% 2024	6,130	6,603
Conagra Brands, Inc. 1.375% 2027	355	342
Kimberly-Clark Corp. 3.10% 2030	374	407
Nestle Holdings, Inc. 1.50% 2028[3]	850	832
Philip Morris International, Inc. 2.10% 2030	2,078	2,056
Philip Morris International, Inc. 4.25% 2044	1,900	2,190
Procter & Gamble Company 0.55% 2025	521	510
Reynolds American, Inc. 4.45% 2025	4,190	4,573
		69,748

Information technology 0.24%
Adobe, Inc. 2.15% 2027	3,585	3,712
Apple, Inc. 2.50% 2022	2,970	2,982
Apple, Inc. 3.35% 2027	2,650	2,888
Apple, Inc. 2.40% 2050	500	473
Broadcom, Inc. 3.15% 2025	659	696
Broadcom, Inc. 4.15% 2030	3,330	3,663
Broadcom, Inc. 3.419% 2033[3]	2,171	2,244
Broadcom, Inc. 3.75% 2051[3]	101	105
Lenovo Group, Ltd. 5.875% 2025	16,810	18,715
Microsoft Corp. 2.40% 2026	10,568	11,093
Microsoft Corp. 3.30% 2027	2,600	2,842
Oracle Corp. 2.65% 2026	5,224	5,432
Oracle Corp. 3.25% 2027	4,246	4,541
PayPal Holdings, Inc. 2.30% 2030	1,701	1,733
ServiceNow, Inc. 1.40% 2030	140	131
		61,250

Industrials 0.16%
Aeropuerto International de Tocume SA 5.125% 2061[3]	3,390	3,545
Boeing Company 4.508% 2023	25,000	26,220
Boeing Company 3.25% 2028	650	681
Carrier Global Corp. 2.242% 2025	1,506	1,547
Carrier Global Corp. 2.493% 2027	1,245	1,282
CSX Corp. 2.50% 2051	275	257
Honeywell International, Inc. 0.75% 2032	€1,060	1,221
Masco Corp. 1.50% 2028	$309	298
Siemens AG 2.70% 2022[3]	1,780	1,796
United Technologies Corp. 4.125% 2028	5,000	5,669
		42,516

Real estate 0.10%
American Tower Corp. 0.45% 2027	€4,885	5,590
American Tower Corp. 0.875% 2029	5,170	5,935
American Tower Corp. 1.25% 2033	4,015	4,586
Corporate Office Properties LP 2.75% 2031	$180	181
Equinix, Inc. 3.20% 2029	650	685

16	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Equinix, Inc. 2.15% 2030		$5,662	$5,520
Equinix, Inc. 3.00% 2050		1,738	1,701
WEA Finance LLC 3.75% 2024[3]		2,070	2,189
			26,387

Materials 0.09%
Anglo American Capital PLC 5.375% 2025[3]		9,050	10,144
Anglo American Capital PLC 5.625% 2030[3]		600	718
Dow Chemical Co. 0.50% 2027		€3,140	3,624
Dow Chemical Co. 1.125% 2032		2,890	3,347
Fresnillo PLC 4.25% 2050[3]		$1,797	1,840
Newcrest Finance Pty, Ltd. 3.25% 2030[3]		1,055	1,115
Vale Overseas, Ltd. 3.75% 2030		3,478	3,543
			24,331

Total corporate bonds, notes & loans			1,259,397

Mortgage-backed obligations 1.47%
Other mortgage-backed securities 0.94%
Nordea Kredit 0.50% 2040[7]	DKr	64,534	9,404
Nykredit Realkredit AS, Series 01E, 2.00% 2037[7]		18,384	3,011
Nykredit Realkredit AS, Series 01E, 0.50% 2040[7]		476,330	69,433
Nykredit Realkredit AS, Series 01E, 1.50% 2040[7]		171,007	27,226
Nykredit Realkredit AS, Series 01E, 0.50% 2043[7]		687,437	99,029
Nykredit Realkredit AS, Series 01E, 0.50% 2050[7]		53,165	7,450
Nykredit Realkredit AS, Series 01E, 1.00% 2053[7]		121,150	17,467
Nykredit Realkredit AS, Series CCE, 1.00% 2050[7]		54,980	8,032
Realkredit Danmark AS 1.00% 2053[7]		20,800	3,012
			244,064

Federal agency mortgage-backed obligations 0.53%
Fannie Mae Pool #MA3539 4.50% 2038[7]		$184	201
Fannie Mae Pool #BK7083 4.00% 2048[7]		188	202
Fannie Mae Pool #BK5739 4.00% 2048[7]		169	183
Fannie Mae Pool #CA2205 4.50% 2048[7]		364	393
Fannie Mae Pool #CA2493 4.50% 2048[7]		43	46
Fannie Mae Pool #FM3217 3.50% 2050[7]		10,066	10,754
Freddie Mac Pool #QS0124 1.50% 2030[7]		623	631
Freddie Mac Pool #SI2002 4.00% 2048[7]		6	6
Freddie Mac Pool #ZS4791 4.50% 2048[7]		2,026	2,185
Government National Mortgage Assn. 4.00% 2045[7]		506	541
Uniform Mortgage-Backed Security 1.50% 2036[7,8]		21,127	21,226
Uniform Mortgage-Backed Security 3.00% 2051[7,8]		1,000	1,043
Uniform Mortgage-Backed Security 4.00% 2051[7,8]		20,928	22,407
Uniform Mortgage-Backed Security 4.50% 2051[7,8]		9,617	10,399
Uniform Mortgage-Backed Security 4.50% 2051[7,8]		3,196	3,455
Uniform Mortgage-Backed Security 2.50% 2052[7,8]		63,075	64,498
			138,170

Total mortgage-backed obligations			382,234

Municipals 0.04%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048		4,090	4,231

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052		5,670	5,922

Total municipals			10,153

Total bonds, notes & other debt instruments (cost: $7,592,453,000)			7,626,869

American Funds Global Balanced Fund	17

Short-term securities 9.50%	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper 6.67%
BNG Bank NV 11/29/2021[3]	0.066%		$200,000	$199,987
Canadian Imperial Bank of Commerce 11/12/2021[3]	0.056		76,000	75,998
Canadian Imperial Bank of Commerce 11/15/2021[3]	0.057		295,000	294,991
DNB Bank ASA 11/2/2021[3]	0.043		300,000	299,999
Nestlé Finance International, Ltd. 11/18/2021[3]	0.048		75,000	74,998
Nestlé Finance International, Ltd. 11/22/2021[3]	0.048		200,000	199,994
Oesterreichische Kontrollbank AG 11/29/2021	0.048		199,300	199,287
Toronto-Dominion Bank 11/29/2021[3]	0.058		385,000	384,979
				1,730,233

			Shares
Money market investments 2.67%
Capital Group Central Cash Fund 0.06%[9,10]			6,930,430	693,043

		Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 0.16%
Egyptian Treasury 1/4/2022	11.902	EGP	121,400	7,564
Egyptian Treasury 1/25/2022	11.984		6,825	422
Egyptian Treasury 4/19/2022	11.506		187,900	11,302
Egyptian Treasury 4/26/2022	11.484		381,075	22,867
				42,155

Total short-term securities (cost: $2,465,397,000)				2,465,431
Total investment securities 100.45% (cost: $21,066,524,000)				26,084,035
Other assets less liabilities (0.45)%				(117,791)

Net assets 100.00%				$25,966,244

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [11]	Value at 10/31/2021 (000) [12]	Unrealized (depreciation) appreciation at 10/31/2021 (000)
90 Day Euro Dollar Futures	Long	6,725	December 2022	$1,681,250	$1,666,623	$(2,479)
2 Year U.S. Treasury Note Futures	Long	234	December 2021	46,800	51,304	(216)
5 Year Euro-Bobl Futures	Short	82	December 2021	€(8,200)	(12,679)	196
5 Year U.S. Treasury Note Futures	Long	148	December 2021	$14,800	18,019	(82)
10 Year Euro-Bund Futures	Long	25	December 2021	€2,500	4,859	(55)
10 Year Italy Government Bond Futures	Short	324	December 2021	(32,400)	(55,530)	2,288
10 Year Japanese Government Bond Futures	Long	5	December 2021	¥500,000	6,638	(25)
10 Year U.S. Treasury Note Futures	Short	393	December 2021	$(39,300)	(51,366)	979
10 Year Ultra U.S. Treasury Note Futures	Short	1,386	December 2021	(138,600)	(201,013)	3,840
10 Year UK Gilt Futures	Long	448	December 2021	£44,800	76,590	(127)
20 Year U.S. Treasury Bond Futures	Long	233	December 2021	$23,300	37,476	(642)
30 Year Euro-Buxl Futures	Short	7	December 2021	€(700)	(1,691)	(15)
30 Year Ultra U.S. Treasury Bond Futures	Long	276	December 2021	$27,600	54,208	805
						$4,467

18	American Funds Global Balanced Fund

Forward currency contracts
Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2021 (000)
GBP24,690	USD34,490	Morgan Stanley	11/3/2021	$(700)
KRW94,316,498	USD80,298	BNP Paribas	11/5/2021	(20)
AUD37,720	USD27,446	Morgan Stanley	11/8/2021	931
SEK73,900	USD8,468	Bank of New York Mellon	11/8/2021	138
CAD630	USD501	Bank of New York Mellon	11/8/2021	8
USD908	EUR780	UBS AG	11/8/2021	6
CAD860	USD691	JPMorgan Chase	11/8/2021	4
EUR1,350	USD1,557	Bank of New York Mellon	11/8/2021	4
USD429	EUR370	HSBC Bank	11/8/2021	1
USD437	CAD540	Bank of America	11/8/2021	— [13]
EUR3,222	DKK23,970	Goldman Sachs	11/8/2021	— [13]
EUR3,355	DKK24,963	Bank of America	11/8/2021	(1)
EUR3,579	DKK26,632	Bank of America	11/8/2021	(1)
EUR2,904	DKK21,606	Goldman Sachs	11/8/2021	(1)
USD434	CAD540	Bank of New York Mellon	11/8/2021	(2)
EUR10,500	USD12,145	Bank of New York Mellon	11/8/2021	(4)
CZK44,185	USD2,019	UBS AG	11/8/2021	(30)
IDR4,966,000	USD342	JPMorgan Chase	11/10/2021	7
USD434	IDR6,169,970	Citibank	11/10/2021	— [13]
INR26,000	USD347	JPMorgan Chase	11/10/2021	(1)
IDR5,585,800	USD393	JPMorgan Chase	11/10/2021	(1)
EUR34,027	CZK865,400	Bank of America	11/12/2021	395
EUR27,499	PLN125,660	UBS AG	11/12/2021	310
EUR8,696	CZK223,360	Citibank	11/12/2021	2
EUR410	CZK10,540	Citibank	11/12/2021	— [13]
EUR2,383	DKK17,730	UBS AG	11/12/2021	— [13]
EUR37,277	DKK277,310	UBS AG	11/12/2021	(2)
USD661	MXN13,765	Morgan Stanley	11/12/2021	(6)
EUR98,035	DKK729,450	Goldman Sachs	11/12/2021	(28)
USD3,994	CNH25,810	UBS AG	11/12/2021	(30)
USD1,305	DKK8,370	Goldman Sachs	11/15/2021	4
USD1,392	DKK8,941	Bank of America	11/15/2021	2
USD434	CNH2,780	Bank of America	11/15/2021	1
USD696	JPY79,250	Citibank	11/15/2021	1
USD203	DKK1,309	Morgan Stanley	11/15/2021	— [13]
USD522	MYR2,170	Standard Chartered Bank	11/15/2021	(1)
USD522	CNH3,360	UBS AG	11/15/2021	(2)
USD608	CNH3,920	UBS AG	11/15/2021	(3)
USD433	RUB31,020	Citibank	11/15/2021	(3)
USD432	RUB31,300	Citibank	11/15/2021	(8)
CNH29,650	USD4,637	Morgan Stanley	11/15/2021	(16)
JPY1,394,260	USD12,301	UBS AG	11/15/2021	(67)
USD1,099	COP4,099,800	Morgan Stanley	11/16/2021	12
USD22,188	GBP16,200	HSBC Bank	11/18/2021	17
USD872	EUR750	Bank of America	11/18/2021	4
SEK3,480	USD403	UBS AG	11/18/2021	3
USD821	DKK5,264	Bank of America	11/18/2021	2
INR27,000	USD359	Citibank	11/18/2021	— [13]
CAD14,745	USD11,917	Standard Chartered Bank	11/18/2021	(3)
USD3,038	JPY346,980	Bank of New York Mellon	11/18/2021	(7)
USD830	NZD1,180	UBS AG	11/18/2021	(16)
JPY988,300	USD8,696	HSBC Bank	11/18/2021	(23)
EUR30,964	NOK303,600	UBS AG	11/18/2021	(125)
EUR43,327	USD50,236	Goldman Sachs	11/18/2021	(131)
USD576	BRL3,200	Citibank	11/19/2021	12
USD564	KRW668,690	Standard Chartered Bank	11/19/2021	(5)
JPY682,070	USD5,972	Standard Chartered Bank	11/22/2021	13
GBP480	USD653	JPMorgan Chase	11/22/2021	4
USD350	EUR300	Morgan Stanley	11/22/2021	3
USD1,159	CAD1,432	BNP Paribas	11/22/2021	2
GBP250	USD340	JPMorgan Chase	11/22/2021	2
USD997	GBP730	JPMorgan Chase	11/22/2021	(2)

American Funds Global Balanced Fund	19

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2021 (000)
USD705	GBP520	JPMorgan Chase	11/22/2021	$(6)
GBP1,240	USD1,707	HSBC Bank	11/22/2021	(10)
MXN29,300	USD1,438	Goldman Sachs	11/22/2021	(20)
CAD23,914	USD19,352	BNP Paribas	11/22/2021	(29)
GBP21,370	USD29,423	HSBC Bank	11/22/2021	(177)
EUR100,219	USD116,898	Morgan Stanley	11/22/2021	(991)
USD1,094	COP4,129,230	Citibank	11/23/2021	(1)
JPY152,530	USD1,344	HSBC Bank	11/24/2021	(6)
JPY632,420	USD5,583	HSBC Bank	11/24/2021	(33)
JPY479,500	USD4,360	Bank of New York Mellon	11/24/2021	(152)
JPY1,747,900	USD15,908	Goldman Sachs	11/24/2021	(569)
JPY3,225,500	USD28,952	Citibank	11/24/2021	(647)
USD18,996	EUR16,312	UBS AG	12/3/2021	125
USD13,884	GBP10,053	UBS AG	12/3/2021	125
USD6,505	MXN132,650	Goldman Sachs	12/3/2021	97
AUD3,720	USD2,788	HSBC Bank	12/3/2021	10
USD434	AUD580	UBS AG	12/3/2021	(2)
USD13,120	NZD18,339	HSBC Bank	12/3/2021	(16)
JPY15,499,925	USD136,387	HSBC Bank	12/3/2021	(350)
USD38,675	BRL216,920	Citibank	12/6/2021	542
USD15,238	COP57,490,000	Standard Chartered Bank	12/6/2021	13
JPY3,589,550	USD32,757	Morgan Stanley	12/16/2021	(1,244)
JPY162,256	USD1,430	UBS AG	1/18/2022	(5)
JPY4,914,160	USD43,311	UBS AG	1/18/2022	(150)
JPY5,758,500	USD51,569	Goldman Sachs	1/18/2022	(991)
JPY15,707,000	USD138,534	HSBC Bank	1/20/2022	(575)
USD30,616	BRL162,000	Citibank	6/15/2022	3,649
USD699	BRL3,750	Goldman Sachs	6/15/2022	74
BRL165,750	USD29,888	JPMorgan Chase	6/15/2022	(2,296)
USD36,401	BRL201,500	Citibank	7/1/2022	3,037
USD31,746	BRL177,000	JPMorgan Chase	7/1/2022	2,438
BRL378,500	USD65,507	JPMorgan Chase	7/1/2022	(2,835)
USD30,577	BRL171,700	JPMorgan Chase	8/10/2022	2,519
BRL171,700	USD29,441	JPMorgan Chase	8/10/2022	(1,383)
				$790

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 10/31/2021 (000)	Upfront premium paid (000)	Unrealized (depreciation) appreciation at 10/31/2021 (000)
1.2475%	3-month NZD-BBR-FRA	8/20/2023	NZ$23,960	$(276)	$—	$(276)
1.234974%	3-month NZD-BBR-FRA	8/20/2023	204,176	(2,388)	—	(2,388)
1.2375%	3-month NZD-BBR-FRA	8/26/2023	75,250	(897)	—	(897)
1.264%	3-month NZD-BBR-FRA	8/27/2023	188,099	(2,174)	—	(2,174)
1.26%	3-month NZD-BBR-FRA	8/30/2023	31,027	(362)	—	(362)
1.28%	3-month NZD-BBR-FRA	8/31/2023	31,027	(354)	—	(354)
1.3%	3-month NZD-BBR-FRA	9/3/2023	34,062	(385)	—	(385)
3-month USD-LIBOR	0.3302%	9/21/2023	$40,969	241	—	241
1.4975%	3-month NZD-BBR-FRA	9/21/2023	NZ$63,786	(593)	—	(593)
3-month USD-LIBOR	0.3792%	9/28/2023	$44,426	229	—	229
1.445%	3-month NZD-BBR-FRA	9/28/2023	NZ$63,715	(651)	—	(651)
3-month USD-LIBOR	0.3842%	9/29/2023	$44,426	226	—	226
1.4475%	3-month NZD-BBR-FRA	9/29/2023	NZ$64,930	(664)	—	(664)
3-month USD-LIBOR	0.3975%	9/30/2023	$45,110	217	—	217
1.4475%	3-month NZD-BBR-FRA	9/30/2023	NZ$65,200	(666)	—	(666)
3-month USD-LIBOR	0.4557%	10/14/2023	$44,426	184	—	184

20	American Funds Global Balanced Fund

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 10/31/2021 (000)	Upfront premium paid (000)	Unrealized (depreciation) appreciation at 10/31/2021 (000)
3-month USD-LIBOR	0.4562%	10/14/2023	$44,426	$183	$—	$183
1.5212%	3-month NZD-BBR-FRA	10/14/2023	NZ$15,900	(155)	—	(155)
1.5125%	3-month NZD-BBR-FRA	10/14/2023	57,556	(569)	—	(569)
1.53%	3-month NZD-BBR-FRA	10/14/2023	65,649	(633)	—	(633)
3-month USD-LIBOR	0.4692%	10/15/2023	$44,426	172	—	172
1.5625%	3-month NZD-BBR-FRA	10/15/2023	NZ$65,577	(605)	—	(605)
3-month USD-LIBOR	0.4917%	10/18/2023	$44,498	154	—	154
1.59%	3-month NZD-BBR-FRA	10/18/2023	NZ$65,577	(583)	—	(583)
3-month USD-LIBOR	0.4997%	10/19/2023	$56,981	190	—	190
1.62%	3-month NZD-BBR-FRA	10/19/2023	NZ$72,901	(629)	—	(629)
0.3653%	3-month USD-LIBOR	3/5/2024	$82,280	(829)	—	(829)
U.S. EFFR	0.10875%	7/6/2025	28,800	821	—	821
U.S. EFFR	0.0995%	7/9/2025	14,400	416	—	416
U.S. EFFR	0.105%	7/9/2025	14,400	413	—	413
U.S. EFFR	0.099%	7/10/2025	35,500	1,028	—	1,028
3-month SEK-STIBOR	0.175%	2/9/2026	SKr282,300	752	—	752
3-month SEK-STIBOR	0.179%	2/9/2026	141,100	373	—	373
3-month SEK-STIBOR	0.185%	2/11/2026	141,600	371	—	371
3-month SEK-STIBOR	0.189%	2/11/2026	141,600	369	—	369
6.14%	28-day MXN-TIIE	6/8/2026	MXN167,100	(448)	—	(448)
6.115%	28-day MXN-TIIE	6/8/2026	167,100	(456)	—	(456)
6.12%	28-day MXN-TIIE	6/8/2026	252,400	(686)	—	(686)
6.13%	28-day MXN-TIIE	6/8/2026	586,500	(1,582)	—	(1,582)
6.16%	28-day MXN-TIIE	6/9/2026	334,200	(883)	—	(883)
6.15%	28-day MXN-TIIE	6/9/2026	334,100	(889)	—	(889)
6.23%	28-day MXN-TIIE	6/10/2026	170,800	(428)	—	(428)
6.195%	28-day MXN-TIIE	6/10/2026	170,800	(440)	—	(440)
6.36%	28-day MXN-TIIE	6/12/2026	148,120	(335)	—	(335)
6.59%	28-day MXN-TIIE	6/25/2026	126,900	(232)	—	(232)
6.585%	28-day MXN-TIIE	6/25/2026	166,800	(307)	—	(307)
6.64%	28-day MXN-TIIE	6/25/2026	205,100	(355)	—	(355)
6.6175%	28-day MXN-TIIE	6/25/2026	543,800	(965)	—	(965)
6.633%	28-day MXN-TIIE	6/25/2026	565,700	(987)	—	(987)
6.58%	28-day MXN-TIIE	6/25/2026	716,200	(1,324)	—	(1,324)
6.605%	28-day MXN-TIIE	7/6/2026	466,325	(844)	—	(844)
7.235%	28-day MXN-TIIE	10/5/2026	110,100	(68)	—	(68)
7.22%	28-day MXN-TIIE	10/5/2026	110,300	(72)	—	(72)
7.2%	28-day MXN-TIIE	10/5/2026	220,440	(153)	—	(153)
7.2%	28-day MXN-TIIE	10/7/2026	111,800	(78)	—	(78)
7.205%	28-day MXN-TIIE	10/7/2026	243,670	(167)	—	(167)
3-month USD-LIBOR	1.4822%	3/5/2031	$29,680	129	—	129
					$—	$(18,644)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 10/31/2021 (000)	Upfront premium received (000)	Unrealized appreciation (depreciation) at 10/31/2021 (000)
CDX.NA.IG.37	1.00%/Quarterly	12/20/2026	$90,800	$(2,150)	$(2,157)	$7
ITRAX.EUR.IG.36	1.00%/Quarterly	12/20/2026	181,060	(5,295)	(5,277)	(18)
					$(7,434)	$(11)

American Funds Global Balanced Fund	21

Investments in affiliates10

	Value of affiliates at 11/1/2020 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 10/31/2021 (000)	Dividend income (000)
Short-term securities 2.67%
Money market investments 2.67%
Capital Group Central Cash Fund 0.06%[9]	$884,105	$6,701,323		$6,892,099	$(240)	$(46)	$693,043	$1,085
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 0.06%[9,14,15]	—	—	[16]				—	—	[17]
Total short-term securities							693,043
Total 2.67%					$(240)	$(46)	$693,043	$1,085

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $6,019,980,000, which represented 23.18% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,847,430,000, which represented 7.11% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $33,105,000, which represented .13% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Purchased on a TBA basis.
[9]	Rate represents the seven-day yield at 10/31/2021.
[10]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[11]	Notional amount is calculated based on the number of contracts and notional contract size.
[12]	Value is calculated based on the notional amount and current market price.
[13]	Amount less than one thousand.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Unaffiliated issuer at 10/31/2021.
[16]	Represents net activity. Refer to Note 5 for more information on securities lending.
[17]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD/A$ = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DKK/DKr = Danish kroner

EFFR = Effective Federal Funds Rate

EGP = Egyptian pounds

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP/£ = British pounds

IDR = Indonesian rupiah

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

NZD/NZ$ = New Zealand dollars

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RUB = Russian rubles

SEK/SKr = Swedish kronor

SOFR = Secured Overnight Financing Rate

STIBOR = Stockholm Interbank Offered Rate

TBA = To-be-announced

TIIE = Equilibrium Interbank Interest Rate

UAH = Ukrainian hryvnia

USD/$ = U.S. dollars

See notes to financial statements.

22	American Funds Global Balanced Fund

Financial statements

Statement of assets and liabilities
at October 31, 2021	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $20,373,529)	$25,390,992
Affiliated issuers (cost: $692,995)	693,043		$26,084,035
Cash			7,974
Cash denominated in currencies other than U.S. dollars (cost: $294)			293
Unrealized appreciation on open forward currency contracts			14,517
Receivables for:
Sales of investments	197,206
Sales of fund’s shares	23,489
Dividends and interest	96,661
Securities lending income	—	*
Variation margin on futures contracts	1,688
Variation margin on swap contracts	2,629
Other	483		322,156
			26,428,975
Liabilities:
Unrealized depreciation on open forward currency contracts			13,727
Payables for:
Purchases of investments	403,701
Repurchases of fund’s shares	7,096
Investment advisory services	9,441
Services provided by related parties	2,730
Trustees’ deferred compensation	1,357
Variation margin on futures contracts	1,328
Variation margin on swap contracts	3,897
Other	19,454		449,004
Net assets at October 31, 2021			$25,966,244

Net assets consist of:
Capital paid in on shares of beneficial interest			$19,822,308
Total distributable earnings			6,143,936
Net assets at October 31, 2021			$25,966,244

*	Amount less than one thousand.

See notes to financial statements.

American Funds Global Balanced Fund	23

Financial statements (continued)

Statement of assets and liabilities
at October 31, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (648,996 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$6,402,245	160,083		$39.99
Class C	416,987	10,449		39.91
Class T	13	—	*	39.93
Class F-1	153,197	3,829		40.01
Class F-2	3,120,660	78,000		40.01
Class F-3	960,242	24,014		39.99
Class 529-A	349,335	8,741		39.97
Class 529-C	31,471	790		39.85
Class 529-E	14,591	365		39.93
Class 529-T	15	—	*	39.93
Class 529-F-1	12	—	*	39.98
Class 529-F-2	45,580	1,140		39.99
Class 529-F-3	12	—	*	40.00
Class R-1	5,385	135		39.92
Class R-2	50,601	1,270		39.83
Class R-2E	3,386	85		39.89
Class R-3	62,492	1,565		39.92
Class R-4	49,586	1,240		39.99
Class R-5E	7,503	188		39.96
Class R-5	27,441	685		40.05
Class R-6	14,265,490	356,417		40.02

*	Amount less than one thousand.

See notes to financial statements.

24	American Funds Global Balanced Fund

Financial statements (continued)

Statement of operations
for the year ended October 31, 2021	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $21,764; also includes $1,085 from affiliates)	$427,859
Interest (net of non-U.S. taxes of $658)	168,209
Securities lending income (net of fees)	674	$596,742
Fees and expenses*:
Investment advisory services	106,482
Distribution services	23,020
Transfer agent services	8,852
Administrative services	7,341
Reports to shareholders	322
Registration statement and prospectus	457
Trustees’ compensation	394
Auditing and legal	150
Custodian	1,523
Other	502
Total fees and expenses before reimbursement	149,043
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		149,043
Net investment income		447,699

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $1,022):
Unaffiliated issuers	1,557,436
Affiliated issuers	(240)
Futures contracts	522
Forward currency contracts	(45,550)
Swap contracts	(262)
Currency transactions	(5,849)	1,506,057
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $15,192):
Unaffiliated issuers	2,527,976
Affiliated issuers	(46)
Futures contracts	1,129
Forward currency contracts	(607)
Swap contracts	(17,723)
Currency translations	(666)	2,510,063
Net realized gain and unrealized appreciation		4,016,120

Net increase in net assets resulting from operations		$4,463,819

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

American Funds Global Balanced Fund	25

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31,
	2021	2020

Operations:
Net investment income	$447,699	$402,118
Net realized gain (loss)	1,506,057	(401,782)
Net unrealized appreciation	2,510,063	598,240
Net increase in net assets resulting from operations	4,463,819	598,576

Distributions paid to shareholders	(441,590)	(333,013)

Net capital share transactions	1,492,264	(28,363)

Total increase in net assets	5,514,493	237,200

Net assets:
Beginning of year	20,451,751	20,214,551
End of year	$25,966,244	$20,451,751

See notes to financial statements.

26	American Funds Global Balanced Fund

Notes to financial statements

1. Organization

American Funds Global Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

* Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Funds Global Balanced Fund	27

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of

28	American Funds Global Balanced Fund

trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$1,404,674	$1,520,029	$—	$2,924,703
Information technology	2,203,531	302,097	—	2,505,628
Health care	1,456,123	563,136	—	2,019,259
Communication services	1,552,089	402,283	—	1,954,372
Industrials	933,756	522,176	—	1,455,932
Consumer staples	266,634	916,750	—	1,183,384
Consumer discretionary	619,443	357,060	—	976,503
Utilities	382,613	471,709	—	854,322
Materials	243,292	537,775	—	781,067
Energy	461,318	233,690	—	695,008
Real estate	383,103	193,275	—	576,378
Preferred securities	36,116	—	—	36,116
Convertible stocks	29,063	—	—	29,063
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	3,795,968	—	3,795,968
U.S. Treasury bonds & notes	—	2,179,117	—	2,179,117
Corporate bonds, notes & loans	—	1,259,397	—	1,259,397
Mortgage-backed obligations	—	382,234	—	382,234
Municipals	—	10,153	—	10,153
Short-term securities	693,043	1,772,388	—	2,465,431
Total	$10,664,798	$15,419,237	$—	$26,084,035

American Funds Global Balanced Fund	29

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$8,108	$—	$—	$8,108
Unrealized appreciation on open forward currency contracts	—	14,517	—	14,517
Unrealized appreciation on interest rate swaps	—	6,468	—	6,468
Unrealized appreciation on credit default swaps	—	7	—	7
Liabilities:
Unrealized depreciation on futures contracts	(3,641)	—	—	(3,641)
Unrealized depreciation on open forward currency contracts	—	(13,727)	—	(13,727)
Unrealized depreciation on interest rate swaps	—	(25,112)	—	(25,112)
Unrealized depreciation on credit default swaps	—	(18)	—	(18)
Total	$4,467	$(17,865)	$—	$(13,398)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

30	American Funds Global Balanced Fund

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income- bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or

American Funds Global Balanced Fund	31

incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2021, the fund did not have any securities out on loan.

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $2,594,438,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s

32	American Funds Global Balanced Fund

exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $1,942,680,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $939,638,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the

American Funds Global Balanced Fund	33

CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $150,149,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, October 31, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$8,108	Unrealized depreciation*	$3,641
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	14,517	Unrealized depreciation on open forward currency contracts	13,727
Swap	Interest	Unrealized appreciation*	6,468	Unrealized depreciation*	25,112
Swap	Credit	Unrealized appreciation*	7	Unrealized depreciation*	18
			$29,100		$42,498

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$522	Net unrealized appreciation on futures contracts	$1,129
Forward currency	Currency	Net realized loss on forward currency contracts	(45,550)	Net unrealized depreciation on forward currency contracts	(607)
Swap	Interest	Net realized gain on swap contracts	2,147	Net unrealized depreciation on swap contracts	(17,304)
Swap	Credit	Net realized loss on swap contracts	(2,409)	Net unrealized depreciation on swap contracts	(419)
			$(45,290)		$(17,201)

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts, interest rate swaps and credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

34	American Funds Global Balanced Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2021, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$404	$(2)	$(308)	$—	$94
Bank of New York Mellon	150	(150)	—	—	—
BNP Paribas	2	(2)	—	—	—
Citibank	7,243	(659)	—	(5,860)	724
Goldman Sachs	175	(175)	—	—	—
HSBC Bank	28	(28)	—	—	—
JPMorgan Chase	4,974	(4,974)	—	—	—
Morgan Stanley	946	(946)	—	—	—
Standard Chartered Bank	26	(9)	—	—	17
UBS AG	569	(432)	—	—	137
Total	$14,517	$(7,377)	$(308)	$(5,860)	$972
Liabilities:
Bank of America	$2	$(2)	$—	$—	$—
Bank of New York Mellon	165	(150)	—	—	15
BNP Paribas	49	(2)	—	—	47
Citibank	659	(659)	—	—	—
Goldman Sachs	1,740	(175)	(822)	—	743
HSBC Bank	1,190	(28)	—	—	1,162
JPMorgan Chase	6,524	(4,974)	(1,019)	—	531
Morgan Stanley	2,957	(946)	(322)	—	1,689
Standard Chartered Bank	9	(9)	—	—	—
UBS AG	432	(432)	—	—	—
Total	$13,727	$(7,377)	$(2,163)	$—	$4,187

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2021, the fund recognized $10,769,000 in reclaims (net of the effect of realized gain or loss from currency translations) and $893,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term

American Funds Global Balanced Fund	35

capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2021, the fund reclassified $6,498,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforwards of $368,014,000.

As of October 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$105,612
Undistributed long-term capital gains	1,092,287
Gross unrealized appreciation on investments	5,380,703
Gross unrealized depreciation on investments	(408,058)
Net unrealized appreciation on investments	4,972,645
Cost of investments	21,105,426

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2021		2020
Class A	$97,554		$76,140
Class C	3,632		3,450
Class T	—	*	—	*
Class F-1	2,492		2,317
Class F-2	50,448		35,746
Class F-3	16,666		11,940
Class 529-A	5,243		3,805
Class 529-C	275		358
Class 529-E	191		153
Class 529-T	—	*	—	*
Class 529-F-1	—	*	566
Class 529-F-2†	816		—
Class 529-F-3†	—	*	—
Class R-1	46		34
Class R-2	430		306
Class R-2E	36		27
Class R-3	816		688
Class R-4	787		654
Class R-5E	105		65
Class R-5	510		351
Class R-6	261,543		196,413
Total	$441,590		$333,013

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.660% on the first $500 million of daily net assets and decreasing to 0.417% on such assets in excess of $17 billion. For the year ended October 31, 2021, the investment advisory services fees were $106,482,000, which were equivalent to an annualized rate of 0.435% of average daily net assets.

36	American Funds Global Balanced Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended October 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Global Balanced Fund	37

For the year ended October 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$16,280	$4,800		$1,837		Not applicable
Class C	4,271	340		128		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	399	198		48		Not applicable
Class F-2	Not applicable	2,868		824		Not applicable
Class F-3	Not applicable	9		259		Not applicable
Class 529-A	794	237		100		$200
Class 529-C	333	25		10		20
Class 529-E	70	5		4		8
Class 529-T	—	—	*	—	*	—*
Class 529-F-1	—	—	*	—	*	—*
Class 529-F-2	Not applicable	26		13		27
Class 529-F-3	Not applicable	—	*	—	*	—*
Class R-1	52	4		2		Not applicable
Class R-2	363	159		14		Not applicable
Class R-2E	19	6		1		Not applicable
Class R-3	316	88		19		Not applicable
Class R-4	123	45		15		Not applicable
Class R-5E	Not applicable	9		2		Not applicable
Class R-5	Not applicable	13		8		Not applicable
Class R-6	Not applicable	20		4,057		Not applicable
Total class-specific expenses	$23,020	$8,852		$7,341		$255

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $394,000 in the fund’s statement of operations reflects $136,000 in current fees (either paid in cash or deferred) and a net increase of $258,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $348,322,000 and $653,436,000, respectively, which generated $2,647,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2021.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that

38	American Funds Global Balanced Fund

provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2021

Class A	$657,803	17,079		$96,117		2,485		$(652,057)	(16,955)	$101,863	2,609
Class C	58,409	1,523		3,608		94		(120,290)	(3,138)	(58,273)	(1,521)
Class T	—	—		—		—		—	—	—	—
Class F-1	50,560	1,320		2,460		64		(78,376)	(2,036)	(25,356)	(652)
Class F-2	1,004,641	26,086		48,385		1,249		(469,060)	(12,136)	583,966	15,199
Class F-3	274,533	7,148		16,099		416		(139,663)	(3,628)	150,969	3,936
Class 529-A	46,330	1,208		5,242		136		(45,149)	(1,175)	6,423	169
Class 529-C	7,689	204		274		7		(14,533)	(378)	(6,570)	(167)
Class 529-E	1,497	39		191		5		(1,865)	(49)	(177)	(5)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	—	—		—	[2]	—	[2]	— [2]	— [2]	— [2]	— [2]
Class 529-F-2	12,960	339		816		21		(11,145)	(287)	2,631	73
Class 529-F-3	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-1	1,456	38		46		1		(1,528)	(40)	(26)	(1)
Class R-2	12,944	337		428		11		(12,810)	(335)	562	13
Class R-2E	1,008	26		36		1		(571)	(15)	473	12
Class R-3	9,888	257		814		21		(16,913)	(440)	(6,211)	(162)
Class R-4	9,499	247		785		20		(12,477)	(322)	(2,193)	(55)
Class R-5E	4,226	110		105		3		(2,186)	(57)	2,145	56
Class R-5	9,386	242		502		13		(8,534)	(219)	1,354	36
Class R-6	2,435,502	63,539		261,521		6,760		(1,956,339)	(50,417)	740,684	19,882
Total net increase (decrease)	$4,598,331	119,742		$437,429		11,307		$(3,543,496)	(91,627)	$1,492,264	39,422

Year ended October 31, 2020

Class A	$558,942	16,850		$75,085		2,330		$(852,387)	(26,348)	$(218,360)	(7,168)
Class C	44,696	1,350		3,411		105		(233,276)	(7,020)	(185,169)	(5,565)
Class T	—	—		—		—		—	—	—	—
Class F-1	35,166	1,058		2,288		71		(65,005)	(1,966)	(27,551)	(837)
Class F-2	800,411	24,149		34,108		1,063		(880,983)	(27,261)	(46,464)	(2,049)
Class F-3	236,576	7,144		11,518		360		(229,768)	(7,074)	18,326	430
Class 529-A	67,355	2,004		3,804		118		(53,798)	(1,617)	17,361	505
Class 529-C	6,573	198		358		11		(48,871)	(1,458)	(41,940)	(1,249)
Class 529-E	1,662	50		152		5		(3,100)	(95)	(1,286)	(40)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	8,058	240		566		18		(43,740)	(1,308)	(35,116)	(1,050)
Class 529-F-2[3]	35,766	1,067		—		—		—	—	35,766	1,067
Class 529-F-3[3]	10	—	[2]	—		—		—	—	10	— [2]
Class R-1	616	19		34		1		(1,149)	(35)	(499)	(15)
Class R-2	11,062	337		305		9		(16,059)	(491)	(4,692)	(145)
Class R-2E	900	27		27		1		(1,213)	(36)	(286)	(8)
Class R-3	10,935	330		685		21		(16,296)	(495)	(4,676)	(144)
Class R-4	7,758	234		654		20		(14,568)	(442)	(6,156)	(188)
Class R-5E	2,473	74		65		2		(1,520)	(47)	1,018	29
Class R-5	6,166	184		347		11		(5,496)	(169)	1,017	26
Class R-6	1,886,286	56,279		196,031		6,108		(1,611,983)	(49,938)	470,334	12,449
Total net increase (decrease)	$3,721,411	111,594		$329,438		10,254		$(4,079,212)	(125,800)	$(28,363)	(3,952)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

American Funds Global Balanced Fund	39

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,761,694,000 and $14,705,044,000, respectively, during the year ended October 31, 2021.

40	American Funds Global Balanced Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2021	$33.54	$.62	$6.45	$7.07	$(.62)	$—	$(.62)	$39.99	21.16%	$6,402		.82%		.82%		1.61%
10/31/2020	32.93	.59	.50	1.09	(.48)	—	(.48)	33.54	3.36	5,282		.83		.83		1.76
10/31/2019	30.44	.71	2.43	3.14	(.65)	—	(.65)	32.93	10.40	5,422		.83		.83		2.24
10/31/2018	32.48	.70	(1.58)	(.88)	(.68)	(.48)	(1.16)	30.44	(2.85)	5,091		.84		.84		2.15
10/31/2017	29.66	.60	2.78	3.38	(.56)	—	(.56)	32.48	11.51	5,049		.85		.85		1.95
Class C:
10/31/2021	33.47	.34	6.43	6.77	(.33)	—	(.33)	39.91	20.26	417		1.55		1.55		.87
10/31/2020	32.85	.35	.49	.84	(.22)	—	(.22)	33.47	2.58	401		1.57		1.57		1.07
10/31/2019	30.36	.47	2.42	2.89	(.40)	—	(.40)	32.85	9.57	576		1.59		1.59		1.48
10/31/2018	32.39	.45	(1.56)	(1.11)	(.44)	(.48)	(.92)	30.36	(3.58)	606		1.61		1.61		1.39
10/31/2017	29.58	.36	2.77	3.13	(.32)	—	(.32)	32.39	10.64	636		1.63		1.63		1.17
Class T:
10/31/2021	33.49	.71	6.44	7.15	(.71)	—	(.71)	39.93	21.44 [5]	—	[6]	.56	[5]	.56	[5]	1.85	[5]
10/31/2020	32.91	.65	.49	1.14	(.56)	—	(.56)	33.49	3.55 [5]	—	[6]	.58	[5]	.58	[5]	1.97	[5]
10/31/2019	30.43	.78	2.43	3.21	(.73)	—	(.73)	32.91	10.65 [5]	—	[6]	.58	[5]	.58	[5]	2.45	[5]
10/31/2018	32.48	.76	(1.57)	(.81)	(.76)	(.48)	(1.24)	30.43	(2.67)[5]	—	[6]	.62	[5]	.62	[5]	2.34	[5]
10/31/2017[7,8]	30.58	.38	1.86	2.24	(.34)	—	(.34)	32.48	7.36 [5,9]	—	[6]	.62	[5,10]	.62	[5,10]	2.12	[5,10]
Class F-1:
10/31/2021	33.55	.61	6.45	7.06	(.60)	—	(.60)	40.01	21.11	153		.85		.85		1.58
10/31/2020	32.95	.58	.49	1.07	(.47)	—	(.47)	33.55	3.33	150		.86		.86		1.75
10/31/2019	30.45	.70	2.43	3.13	(.63)	—	(.63)	32.95	10.37	175		.88		.88		2.18
10/31/2018	32.49	.69	(1.58)	(.89)	(.67)	(.48)	(1.15)	30.45	(2.90)	158		.89		.89		2.12
10/31/2017	29.66	.59	2.78	3.37	(.54)	—	(.54)	32.49	11.43	167		.90		.90		1.90
Class F-2:
10/31/2021	33.55	.72	6.45	7.17	(.71)	—	(.71)	40.01	21.45	3,121		.58		.58		1.86
10/31/2020	32.95	.67	.49	1.16	(.56)	—	(.56)	33.55	3.59	2,107		.59		.59		2.01
10/31/2019	30.46	.78	2.43	3.21	(.72)	—	(.72)	32.95	10.63	2,137		.61		.61		2.44
10/31/2018	32.50	.77	(1.57)	(.80)	(.76)	(.48)	(1.24)	30.46	(2.63)	1,602		.62		.62		2.38
10/31/2017	29.68	.67	2.78	3.45	(.63)	—	(.63)	32.50	11.75	1,119		.64		.64		2.16
Class F-3:
10/31/2021	33.53	.76	6.44	7.20	(.74)	—	(.74)	39.99	21.58	960		.48		.48		1.96
10/31/2020	32.93	.70	.49	1.19	(.59)	—	(.59)	33.53	3.71	673		.49		.49		2.11
10/31/2019	30.44	.81	2.43	3.24	(.75)	—	(.75)	32.93	10.75	647		.51		.51		2.54
10/31/2018	32.48	.80	(1.57)	(.77)	(.79)	(.48)	(1.27)	30.44	(2.54)	421		.52		.52		2.48
10/31/2017[7,11]	30.03	.52	2.40	2.92	(.47)	—	(.47)	32.48	9.78 [9]	271		.53	[10]	.53	[10]	2.14	[10]
Class 529-A:
10/31/2021	33.52	.61	6.44	7.05	(.60)	—	(.60)	39.97	21.12	349		.85		.85		1.59
10/31/2020	32.91	.57	.51	1.08	(.47)	—	(.47)	33.52	3.34	287		.86		.86		1.72
10/31/2019	30.42	.69	2.43	3.12	(.63)	—	(.63)	32.91	10.34	266		.88		.88		2.19
10/31/2018	32.47	.68	(1.58)	(.90)	(.67)	(.48)	(1.15)	30.42	(2.93)	253		.89		.89		2.11
10/31/2017	29.64	.59	2.79	3.38	(.55)	—	(.55)	32.47	11.50	241		.90		.90		1.90

See end of table for footnotes.

American Funds Global Balanced Fund	41

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2021	$33.42	$.32	$6.42	$6.74	$(.31)	$—	$(.31)	$39.85	20.24%		$31		1.59%		1.59%		.83%
10/31/2020	32.79	.36	.47	.83	(.20)	—	(.20)	33.42	2.54		32		1.62		1.62		1.08
10/31/2019	30.31	.45	2.41	2.86	(.38)	—	(.38)	32.79	9.50		72		1.64		1.64		1.43
10/31/2018	32.34	.43	(1.57)	(1.14)	(.41)	(.48)	(.89)	30.31	(3.66)		75		1.66		1.66		1.33
10/31/2017	29.53	.34	2.78	3.12	(.31)	—	(.31)	32.34	10.61		87		1.69		1.69		1.11
Class 529-E:
10/31/2021	33.49	.53	6.43	6.96	(.52)	—	(.52)	39.93	20.85		15		1.07		1.07		1.37
10/31/2020	32.88	.51	.50	1.01	(.40)	—	(.40)	33.49	3.11		12		1.08		1.08		1.52
10/31/2019	30.39	.63	2.42	3.05	(.56)	—	(.56)	32.88	10.11		13		1.10		1.10		1.97
10/31/2018	32.43	.61	(1.57)	(.96)	(.60)	(.48)	(1.08)	30.39	(3.13)		14		1.12		1.12		1.88
10/31/2017	29.61	.52	2.78	3.30	(.48)	—	(.48)	32.43	11.19		14		1.13		1.13		1.67
Class 529-T:
10/31/2021	33.49	.70	6.43	7.13	(.69)	—	(.69)	39.93	21.42	[5]	—	[6]	.61	[5]	.61	[5]	1.80	[5]
10/31/2020	32.91	.64	.49	1.13	(.55)	—	(.55)	33.49	3.50	[5]	—	[6]	.63	[5]	.63	[5]	1.92	[5]
10/31/2019	30.43	.75	2.44	3.19	(.71)	—	(.71)	32.91	10.57	[5]	—	[6]	.64	[5]	.64	[5]	2.37	[5]
10/31/2018	32.48	.75	(1.57)	(.82)	(.75)	(.48)	(1.23)	30.43	(2.71)[5]		—	[6]	.65	[5]	.65	[5]	2.31	[5]
10/31/2017[7,8]	30.58	.37	1.86	2.23	(.33)	—	(.33)	32.48	7.33	[5,9]	—	[6]	.68	[5,10]	.68	[5,10]	2.06	[5,10]
Class 529-F-1:
10/31/2021	33.53	.69	6.45	7.14	(.69)	—	(.69)	39.98	21.40	[5]	—	[6]	.65	[5]	.65	[5]	1.80	[5]
10/31/2020	32.93	.65	.50	1.15	(.55)	—	(.55)	33.53	3.56	[5]	—	[6]	.63	[5]	.63	[5]	1.96	[5]
10/31/2019	30.44	.77	2.42	3.19	(.70)	—	(.70)	32.93	10.60		35		.65		.65		2.42
10/31/2018	32.48	.75	(1.56)	(.81)	(.75)	(.48)	(1.23)	30.44	(2.67)		32		.66		.66		2.33
10/31/2017	29.66	.65	2.78	3.43	(.61)	—	(.61)	32.48	11.69		22		.69		.69		2.11
Class 529-F-2:
10/31/2021	33.54	.71	6.44	7.15	(.70)	—	(.70)	39.99	21.43		46		.60		.60		1.84
10/31/2020[7,12]	33.54	—	—	—	—	—	—	33.54	—	[9]	36		—	[9]	—	[9]	—	[9]
Class 529-F-3:
10/31/2021	33.54	.73	6.45	7.18	(.72)	—	(.72)	40.00	21.50		—	[6]	.59		.54		1.90
10/31/2020[7,12]	33.54	—	—	—	—	—	—	33.54	—	[9]	—	[6]	—	[9]	—	[9]	—	[9]
Class R-1:
10/31/2021	33.49	.35	6.42	6.77	(.34)	—	(.34)	39.92	20.27		5		1.55		1.55		.90
10/31/2020	32.88	.34	.50	.84	(.23)	—	(.23)	33.49	2.56		5		1.59		1.59		1.01
10/31/2019	30.38	.47	2.42	2.89	(.39)	—	(.39)	32.88	9.57		5		1.61		1.61		1.47
10/31/2018	32.42	.44	(1.57)	(1.13)	(.43)	(.48)	(.91)	30.38	(3.62)		5		1.62		1.62		1.37
10/31/2017	29.59	.37	2.77	3.14	(.31)	—	(.31)	32.42	10.68		5		1.63		1.63		1.19

See end of table for footnotes.

42	American Funds Global Balanced Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]	Ratio of expenses to average net assets after reimbursements[3,4]	Ratio of net income to average net assets[3]
Class R-2:
10/31/2021	$33.41	$.34	$6.42	$6.76	$(.34)	$—	$(.34)	$39.83	20.26%	$51		1.56%	1.56%	.88%
10/31/2020	32.80	.34	.50	.84	(.23)	—	(.23)	33.41	2.61	42		1.58	1.58	1.02
10/31/2019	30.33	.47	2.41	2.88	(.41)	—	(.41)	32.80	9.54	46		1.59	1.59	1.47
10/31/2018	32.37	.45	(1.57)	(1.12)	(.44)	(.48)	(.92)	30.33	(3.57)	44		1.60	1.60	1.39
10/31/2017	29.55	.37	2.78	3.15	(.33)	—	(.33)	32.37	10.68	48		1.60	1.60	1.20
Class R-2E:
10/31/2021	33.46	.45	6.43	6.88	(.45)	—	(.45)	39.89	20.59	3		1.28	1.28	1.17
10/31/2020	32.86	.43	.50	.93	(.33)	—	(.33)	33.46	2.86	3		1.30	1.30	1.31
10/31/2019	30.37	.56	2.43	2.99	(.50)	—	(.50)	32.86	9.92	3		1.30	1.30	1.75
10/31/2018	32.44	.56	(1.59)	(1.03)	(.56)	(.48)	(1.04)	30.37	(3.34)	2		1.31	1.31	1.75
10/31/2017	29.64	.46	2.78	3.24	(.44)	—	(.44)	32.44	11.01	1		1.33	1.33	1.48
Class R-3:
10/31/2021	33.48	.50	6.44	6.94	(.50)	—	(.50)	39.92	20.79	63		1.12	1.12	1.31
10/31/2020	32.87	.49	.50	.99	(.38)	—	(.38)	33.48	3.06	58		1.13	1.13	1.47
10/31/2019	30.39	.61	2.41	3.02	(.54)	—	(.54)	32.87	10.03	62		1.15	1.15	1.91
10/31/2018	32.43	.59	(1.57)	(.98)	(.58)	(.48)	(1.06)	30.39	(3.16)	57		1.16	1.16	1.83
10/31/2017	29.61	.51	2.78	3.29	(.47)	—	(.47)	32.43	11.18	54		1.16	1.16	1.65
Class R-4:
10/31/2021	33.53	.62	6.45	7.07	(.61)	—	(.61)	39.99	21.14	50		.82	.82	1.61
10/31/2020	32.93	.59	.49	1.08	(.48)	—	(.48)	33.53	3.36	43		.83	.83	1.77
10/31/2019	30.44	.70	2.43	3.13	(.64)	—	(.64)	32.93	10.37	49		.85	.85	2.21
10/31/2018	32.48	.69	(1.57)	(.88)	(.68)	(.48)	(1.16)	30.44	(2.87)	42		.86	.86	2.14
10/31/2017	29.66	.60	2.78	3.38	(.56)	—	(.56)	32.48	11.49	36		.87	.87	1.94
Class R-5E:
10/31/2021	33.51	.70	6.44	7.14	(.69)	—	(.69)	39.96	21.39	8		.63	.63	1.80
10/31/2020	32.92	.65	.48	1.13	(.54)	—	(.54)	33.51	3.55	4		.64	.64	1.95
10/31/2019	30.43	.76	2.44	3.20	(.71)	—	(.71)	32.92	10.58	3		.65	.65	2.38
10/31/2018	32.48	.73	(1.54)	(.81)	(.76)	(.48)	(1.24)	30.43	(2.66)	1		.65	.65	2.31
10/31/2017	29.64	.69	2.79	3.48	(.64)	—	(.64)	32.48	11.86	—	[6]	.75	.57	2.23
Class R-5:
10/31/2021	33.58	.75	6.45	7.20	(.73)	—	(.73)	40.05	21.49	27		.53	.53	1.93
10/31/2020	32.98	.68	.50	1.18	(.58)	—	(.58)	33.58	3.68	22		.54	.54	2.05
10/31/2019	30.48	.79	2.44	3.23	(.73)	—	(.73)	32.98	10.71	21		.56	.56	2.47
10/31/2018	32.53	.79	(1.59)	(.80)	(.77)	(.48)	(1.25)	30.48	(2.61)	22		.57	.57	2.43
10/31/2017	29.70	.69	2.79	3.48	(.65)	—	(.65)	32.53	11.84	20		.58	.58	2.22
Class R-6:
10/31/2021	33.56	.76	6.44	7.20	(.74)	—	(.74)	40.02	21.59	14,265		.48	.48	1.96
10/31/2020	32.96	.70	.49	1.19	(.59)	—	(.59)	33.56	3.71	11,295		.49	.49	2.11
10/31/2019	30.47	.81	2.43	3.24	(.75)	—	(.75)	32.96	10.74	10,683		.50	.50	2.55
10/31/2018	32.51	.80	(1.57)	(.77)	(.79)	(.48)	(1.27)	30.47	(2.53)	8,032		.52	.52	2.48
10/31/2017	29.68	.70	2.79	3.49	(.66)	—	(.66)	32.51	11.90	6,475		.53	.53	2.27

See end of table for footnotes.

American Funds Global Balanced Fund	43

Financial highlights (continued)

	Year ended October 31,
Portfolio turnover rate for all share classes[13,14]	2021	2020	2019	2018	2017
Excluding mortgage dollar roll transactions	56%	65%	44%	45%	37%
Including mortgage dollar roll transactions	69%	83%	60%	59%	44%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[14]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements.

44	American Funds Global Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the investment portfolio, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

December 9, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Global Balanced Fund	45

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2021, through October 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

46	American Funds Global Balanced Fund

Expense example (continued)

	Beginning account value 5/1/2021	Ending account value 10/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,039.04	$4.27	.83%
Class A – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class C – actual return	1,000.00	1,035.07	7.95	1.55
Class C – assumed 5% return	1,000.00	1,017.39	7.88	1.55
Class T – actual return	1,000.00	1,040.22	2.88	.56
Class T – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class F-1 – actual return	1,000.00	1,038.88	4.37	.85
Class F-1 – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class F-2 – actual return	1,000.00	1,040.06	2.98	.58
Class F-2 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class F-3 – actual return	1,000.00	1,040.86	2.47	.48
Class F-3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 529-A – actual return	1,000.00	1,038.70	4.32	.84
Class 529-A – assumed 5% return	1,000.00	1,020.97	4.28	.84
Class 529-C – actual return	1,000.00	1,035.08	8.16	1.59
Class 529-C – assumed 5% return	1,000.00	1,017.19	8.08	1.59
Class 529-E – actual return	1,000.00	1,037.58	5.50	1.07
Class 529-E – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class 529-T – actual return	1,000.00	1,040.00	3.14	.61
Class 529-T – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 529-F-1 – actual return	1,000.00	1,040.18	3.39	.66
Class 529-F-1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 529-F-2 – actual return	1,000.00	1,040.28	3.03	.59
Class 529-F-2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 529-F-3 – actual return	1,000.00	1,040.56	2.78	.54
Class 529-F-3 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class R-1 – actual return	1,000.00	1,035.31	7.85	1.53
Class R-1 – assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class R-2 – actual return	1,000.00	1,035.32	7.95	1.55
Class R-2 – assumed 5% return	1,000.00	1,017.39	7.88	1.55
Class R-2E – actual return	1,000.00	1,036.62	6.52	1.27
Class R-2E – assumed 5% return	1,000.00	1,018.80	6.46	1.27
Class R-3 – actual return	1,000.00	1,037.40	5.70	1.11
Class R-3 – assumed 5% return	1,000.00	1,019.61	5.65	1.11
Class R-4 – actual return	1,000.00	1,038.86	4.21	.82
Class R-4 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class R-5E – actual return	1,000.00	1,039.92	3.19	.62
Class R-5E – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5 – actual return	1,000.00	1,040.54	2.73	.53
Class R-5 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class R-6 – actual return	1,000.00	1,040.86	2.47	.48
Class R-6 – assumed 5% return	1,000.00	1,022.79	2.45	.48

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Global Balanced Fund	47

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2021:

Long-term capital gains	$6,498,000
Foreign taxes	$0.02 per share
Foreign source income	$0.62 per share
Qualified dividend income	$436,993,000
Section 199A dividends	$5,235,000
Section 163(j) interest dividends	$146,152,000
Corporate dividends received deduction	$152,460,000
U.S. government income that may be exempt from state taxation	$27,403,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

48	American Funds Global Balanced Fund

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American Funds Global Balanced Fund	49

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; J. G. Boswell (agricultural production); Mercury General Corporation
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, SAB de CV	16	América Móvil, SAB de CV (telecommunications company); Grupo Lala, SAB de CV (dairy company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Merit E. Janow, 1958	2021	Dean and Professor, Columbia University, School of International and Public Affairs	93	Mastercard Incorporated; Trimble Inc. (software, hardware and services technology)
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	17	Biogen Inc.; Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA	4	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	Bunge Limited (agricultural business and food company)
Kathy J. Williams, 1955	2019	Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio; former Commissioner, Marin County Human Rights Commission	7	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William L. Robbins, 1968 Trustee	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]; Chair and Director, Capital Group International, Inc.[6]	4	None
James Terrile, 1965 Trustee	2019	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

50	American Funds Global Balanced Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Alfonso Barroso, 1971 President	2019	Partner — Capital Research Global Investors, Capital Research Company[6]; Director, Capital Research and Management Company
Herbert Y. Poon, 1973 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[6]
Michael W. Stockton, 1967 Executive Vice President	2013-2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Bradford F. Freer, 1969 Senior Vice President	2020	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Thomas H. Høgh, 1963 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research Company[6]
Winnie Kwan, 1972 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Andrew A. Cormack, 1982 Vice President	2019	Vice President — Capital Fixed Income Investors, Capital Research Company[6]
Julie E. Lawton, 1973 Secretary	2021	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[6]
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016, 2021	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Global Balanced Fund	51

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

52	American Funds Global Balanced Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Global Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Global Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member of FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GBAL

Registrant:

a) Audit Fees:
Audit	2020	179,000
	2021	105,000

b) Audit-Related Fees:
	2020	4,000
	2021	3,000

c) Tax Fees:
	2020	22,000
	2021	15,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,605,000
	2021	1,442,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	68,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	None
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,698,000 for fiscal year 2020 and $1,463,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL BALANCED FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Principal Executive Officer

Date: December 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Principal Executive Officer

Date: December 31, 2021

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: December 31, 2021